UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ampco–Pittsburgh Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

726 Bell Avenue, Suite 301, Carnegie, Pennsylvania 15106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 8, 2025

TO THE SHAREHOLDERS OF

AMPCO-PITTSBURGH CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Ampco-Pittsburgh Corporation (“Ampco” or the “Corporation”) will be held in the Walnut Room, 4th Floor, The Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania, at 10:00 A.M., Eastern Time on Thursday, May 8, 2025, for the following purposes:

1.
to elect three directors for a term that expires in 2028;
2.
to hold a non-binding advisory vote to approve the compensation of our named executive officers;
3.
to approve the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan (as Amended and Restated);
4.
to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2025; and
5.
to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board unanimously recommends that shareholders vote “FOR” each of the three nominees for director named in the accompanying Proxy Statement and “FOR” each of Proposal 2, 3 and 4 on the enclosed proxy card.

Only shareholders of record at the close of business on March 13, 2025 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Corporation’s Amended and Restated By-laws (the “Bylaws”).

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described on the proxy card or voting instruction form provided to you, (ii) calling the toll-free number on the proxy card or voting instruction form provided to you, or (iii) completing, signing, dating and returning the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or voting instruction form provided to you.

If your broker, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

The Board, including all of its independent directors, unanimously recommends that you vote on the Proxy Card or voting instruction form “FOR” the election of Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul.

If you are unable to attend the Annual Meeting, a replay of the meeting will be available on www.ampcopgh.com/investors.

Regardless of the number of shares of Common Stock of the Corporation that you own, your vote is important. Thank you for your continued support, interest and investment in Ampco-Pittsburgh Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

Kimberly P. Knox,
Corporate Secretary

Pittsburgh, Pennsylvania

March 31, 2025

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to Be Held on May 8, 2025

The proxy statement and the annual report of the Corporation are available at

http://www.ampcopgh.com/investors

For those requesting physical copies of our Annual Report for the year ending December 31, 2024, please mail such request to:

Ampco-Pittsburgh Corporation

c/o Corporate Secretary

726 Bell Avenue, Suite 301

P.O. Box 457

Carnegie, PA 15106

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important, and, whether or not you expect to attend the Annual Meeting in person, it is requested that you PROMPTLY fill in, sign, and return the enclosed proxy card or follow the internet or telephone voting instructions included on the proxy card.

PROXY STATEMENT

Annual Meeting of Shareholders to be held May 8, 2025

This Proxy Statement and the accompanying proxy card, along with the 2024 Annual Report to Shareholders is being made available to shareholders on or about March 31, 2025 in connection with the solicitation by the Board of Directors (the “Board”) of Ampco-Pittsburgh Corporation, a Pennsylvania corporation (the “Corporation”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at the Walnut Room, 4th Floor, The Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania on May 8, 2025 at 10:00 AM., Eastern Time and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Any shareholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Corporation at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, by giving a later dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself have the effect of revoking the proxy.

As used in this Proxy Statement, the terms “Ampco”, “the Corporation”, “we”, “us”, and “our” refer to Ampco-Pittsburgh Corporation.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should read this entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to shareholders and made available on the internet on or about March 31, 2025.

Annual Meeting of Shareholders

• Time and Date:	10:00 A.M., Eastern Time, May 8, 2025

• Place:	Walnut Room, 4th Floor, The Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania

• Record Date:	March 13, 2025

• Voting:

Only shareholders as of the record date, March 13, 2025, are entitled to vote. As of the Record Date for the annual meeting, there were 20,094,617 shares of Common Stock outstanding and expected to be entitled to vote at the Annual Meeting. There are no other securities of the Corporation outstanding and entitled to vote at the Annual Meeting. Holders of warrants exercisable for shares of Common Stock that have not been exercised prior to the Record Date will not be entitled to vote the shares underlying such warrants at the Annual Meeting.

Your broker will NOT be able to vote your shares with respect to any of the matters presented at the meeting other than the ratification of the selection of our independent registered public accounting firm unless you give your broker specific voting instructions.

Even if you plan to attend the annual meeting, please cast your vote as soon as possible by:

•
Using the Internet at www.proxyvote.com;
•
Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903; or
•
Mailing your signed proxy card or voting instruction form.

• Attending the Annual Meeting:

To be admitted to the Annual Meeting, you will be required to present a government-issued photo identification (such as a driver's license or passport).

If you hold shares in street name, you must request a confirmation of beneficial ownership from your broker to vote in person at the meeting.

You do not need to attend the Annual Meeting to vote if you have properly submitted your proxy in advance of the meeting.

• Meeting Agenda:
1.
Election of three directors;
2.
Non-binding, advisory vote to approve the compensation of our named executive officers;
3.
To approve the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan (as Amended and Restated);
4.
Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2025; and
5.
Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

Voting Matters

Proposals	Board Recommendation
Election of Directors	FOR each of the Board's nominees
Non-binding, advisory vote to approve the compensation of our named executive officers.	FOR
Approval of the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan (as Amended and Restated).	FOR
Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2025.	FOR

Board Nominees

You are being asked to vote on the election of nominees to serve on the Board, for a term of three years to fill the class of directors whose term expires in 2028. Additional information about the background and experience of the three nominees recommended by the Board can be found beginning on page 14.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES IN PROPOSAL 1 USING THE ENCLOSED PROXY CARD.

Name	Age at Annual Meeting	Director Since	Occupation	Experience/ Qualification	Independent	Committee Assignments
Robert A. DeMichiei	60	2022	Retired	Diverse operational background and experience leading companies through growth and complex change; extensive board service experience	X	Audit (Chair); Executive; Nominating and Governance
William K. Lieberman	78	2004	President of The Lieberman Companies	Extensive management experience in the insurance, benefit and risk management areas; board service; broad leadership experience	X	Compensation; Executive; and Nominating and Governance (Chair)
Laurence E. Paul	60	2022 Served as Director 1998 - 2018	Managing Principal of Laurel Crown Partners	Leadership in international organizations; experienced in financial management, risk assessment and strategy	X	Audit; Nominating and Governance

Corporate Governance Highlights

We are committed to good corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance” section. Highlights include:

✓
Nine out of ten Board members are independent (as of the date of this Proxy Statement)
✓
Separate non-executive Board Chair and Chief Executive Officer roles
✓
Independent Audit, Compensation, Nominating and Governance, and Finance and Investment Committees
✓
Risk oversight by full Board and committees
✓
Regular executive sessions of independent directors
✓
Average Board attendance of 91% during 2024
✓
Nominating and Governance Committee considers director candidates recommended by shareholders on the same basis as internally nominated candidates
✓
Cumulative voting for directors
✓
Annual Board and committee self-evaluations

✓
“Say-on-Pay” votes held annually
✓
Policies (i) prohibiting hedging and pledging, (ii) providing for the recoupment of incentive awards under certain conditions in the event of a financial restatement pursuant to Securities and Exchange Commission Rule 10D-1 and New York Stock Exchange (“NYSE”) Listed Company Manual Section 303A.14, (iii) generally prohibiting tax gross-ups of perquisites, and (iv) for protection of whistleblowers

Executive Compensation Program Highlights

Our executive compensation program is designed to attract and retain top talent by enabling the Corporation to compete effectively for the highest quality personnel and to pay for performance by aligning compensation with the achievement of both short-term and long-term financial objectives that build shareholder value.

The 2024 executive compensation program featured a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. In designing our executive compensation program, we have implemented programs and policies that support our commitment to good compensation governance and that create alignment between our executives and our shareholders.

WHAT WE DO

✓
Align CEO pay with corporate performance
✓
Use long-term incentives to link a significant portion of named executive officer pay to corporate performance
✓
Balance short-term and long-term incentives
✓
Cap incentive awards
✓
Require the claw back of erroneously awarded compensation from executives and, following an accounting restatement, permit discretionary claw backs of time-based compensation from executives
✓
Use an independent compensation consultant
✓
Compare to peer group to ensure competitive compensation opportunities
✓
Multi-year vesting periods for equity awards
✓
Significant portion of compensation “at risk” subject to achievement of performance metrics
✓
Maintain robust stock ownership guidelines
✓
Provide double trigger equity vesting in the event of a change in control
✓
Review tally sheets for all Executive Officers
✓
Review our compensation-related risk profile

WHAT WE DON’T DO

X	Section 280G tax gross-up rights
X	Option repricing or replacement without shareholder approval
X	Allow hedging or pledging of our securities
X	Provide significant perquisites

Additional information about our compensation philosophy and program, including compensation determinations for each of our named executive officers, can be found in the “Executive Compensation Overview” starting on page 33 of this Proxy Statement.

Ratification of the Appointment of our Independent Registered Public Accounting Firm for 2025

We are requesting that shareholders ratify the appointment of BDO USA, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The table below shows the fees paid by the Corporation to BDO USA, P.C., the independent public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023, respectively.

	2024	2023
Audit fees (a)	$1,126,351	$1,054,516
Audit-related fees (b)	—	—
Tax fees (c)		160,000
All other fees	—	—
Total	$1,126,351	$1,214,516

(a)
Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries.
(b)
Fees for audit-related services related to attest services not required by statute or regulation.
(c)
Fees for tax-related services related to transfer pricing studies.

Cooperation Agreement

On March 31, 2023, the Corporation entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Alternatives LLC, Ancora Holdings Group, LLC and Fredrick DiSanto (collectively, the “Ancora Parties”), pursuant to which the Corporation was required to take all necessary actions at our 2023 Annual Meeting to nominate Fredrick D. DiSanto and Darrell L. McNair (each an “Ancora Appointee”) to serve as directors on the Board, as members of the class of directors having a term expiring at the 2026 Annual Meeting.

If, during the Standstill Period (as defined below), any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board then the Ancora Parties will work to identify a replacement that is reasonably acceptable to the Nominating and Governance Committee of the Board for appointment to the Board on the terms set forth in the Cooperation Agreement, provided that the Ancora Parties shall not be entitled to replace Mr. DiSanto if at that time the Ancora Parties do not and at all times since the commencement of the Cooperation Agreement have not satisfied the Four Percent Threshold (as defined below).

Mr. DiSanto shall resign from the Board and all applicable committees upon the earlier to occur of (i) the expiration of the Standstill Period or (ii) the occurrence of the Ancora Parties ceasing to beneficially own at least 4% of the Corporation’s then issued and outstanding common stock, subject to certain adjustments set forth in the Cooperation Agreement (the “Four Percent Threshold”).

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of common stock of the Corporation in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Corporation’s independent registered public accounting firm and (iii) any other proposal submitted to the Corporation’s shareholders at a meeting of the Corporation’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Corporation’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Corporation and its subsidiaries or other business combination involving the Corporation, in each case, that requires a vote of the Corporation’s shareholders.

The Cooperation Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Cooperation Agreement and remain in effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2026 Annual Meeting and (ii) the date that is 100 days prior to the first anniversary of the Annual Meeting (such period, the “Standstill Period”).

The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Corporation.

We encourage you to read the entire Proxy Statement and to vote your shares using the instructions on the proxy card for the Annual Meeting. If you are unable to attend the Annual Meeting in person, we encourage you to submit a proxy using the instructions on the proxy card so that your shares will be represented and voted for each of the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: As a shareholder, we are providing these proxy materials to you in connection with our solicitation of proxies to be voted at our Annual Meeting, which will take place on May 8, 2025. These materials were first mailed to shareholders on or about March 31, 2025. You are invited to attend the Annual Meeting, and you are requested to vote on the proposals described in this Proxy Statement.

Q: What is included in these materials?

A: These materials include:

•
Our Proxy Statement for the Annual Meeting;
•
The proxy card/voting instruction form for the Annual Meeting; and
•
Our 2024 Annual Report which includes our audited consolidated financial statements.

Q: What do I need to do to attend the Annual Meeting?

A: Valid government-issued photo identification, such as a driver’s license or passport, is required to attend the Annual Meeting. The registration desk will open at 9:45 a.m. and the meeting will begin at 10:00 AM. Please note that seating in the meeting room is limited.

If you own shares in street name, you will need to ask your bank or broker for an admission card in the form of a confirmation of beneficial ownership. You will need to bring a confirmation of beneficial ownership with you to vote at the Annual Meeting. If you do not receive your confirmation of beneficial ownership in time, bring your most recent brokerage statement with you to the Annual Meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting.

Q: What am I being asked to vote on?

A: You are being asked to vote on the following proposals:

•
Proposal 1 – Election of three directors for a term that expires in 2028;
•
Proposal 2 – Non-binding, advisory vote to approve the compensation of our named executive officers (the “Say-on-Pay Proposal”);
•
Proposal 3 – Approval of the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan (as Amended and Restated) (the “Omnibus Plan Proposal”);
•
Proposal 4 – Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for 2025 (the “BDO Ratification Proposal”); and
•
Such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q: What are the voting recommendations of the Board?

A: The Board recommends the following votes:

•
FOR the election of Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul for the term that expires in 2028;
•
FOR the Say-on-Pay Proposal;
•
FOR the Omnibus Plan Proposal; and
•
FOR the BDO Ratification Proposal.

Q: Why is the Board making such recommendations?

A: We describe each proposal and the Board’s reason for its recommendation with respect to each proposal beginning on pages 14, 32, 53 and 60, and elsewhere in this Proxy Statement.

Q: Will any other matters be voted on?

A: We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your proxy card will authorize each of Keith A. Zatawski and Kimberly P. Knox (together, the “Proxies”) to vote on such matters in their discretion.

Q: Who is soliciting my proxy?

A: The Board, on behalf of the Corporation, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the meeting. By completing, signing, dating and returning the proxy card or voting instruction form, or by transmitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the Proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Corporation’s directors, director nominees, and certain executive officers of the Corporation, and the Corporation will bear the costs of such solicitation.

Q: Who is entitled to vote at the Annual Meeting?

A: The Board has set March 13, 2025 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you are a shareholder as of the close of business on March 13, 2025. You are entitled to one vote on each proposal for each share of Common Stock you hold on the Record Date, except shareholders have the right to cumulate votes in regard to the election of directors. Your shares may be voted at the Annual Meeting only if you are “present” at the Annual Meeting or your shares are represented by a valid proxy. At the close of business on March 13, 2025, there were 20,094,617 shares of our Common Stock issued and outstanding.

Q: What is the difference between a shareholder of “record” and a “street name” owner?

A: If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Corporation sent the proxy materials directly to you. The proxy card accompanying this Proxy Statement will provide information regarding how to vote your shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name owners generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization with specific direction on how to vote, other than with respect to the ratification of the selection of our independent registered public accounting firm, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Annual Meeting, and as such, however, your shares will be considered present at the Annual Meeting. If you own your shares in “street name,” please instruct your bank, broker, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, broker, trustee or other nominee so that your vote can be counted. The provided voting instruction form may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q: How do I vote?

A: The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). Ballots will be provided during the Annual Meeting to anyone who wants to vote in person at the meeting. If you hold shares in street name, you must request a confirmation of beneficial ownership from your broker to vote in person at the meeting.

VOTING AS A SHAREHOLDER OF RECORD

If you are a shareholder of record as of the close of business on the Record Date, you may cast your vote using any of the following methods:

•
By Internet: Please visit www.proxyvote.com or, if you received printed copies of your proxy materials, scan the QR code located on your proxy card. You will need the 16-digit control number included on your Notice or proxy card.
•
By telephone: Please call the number listed on your Notice or proxy card and follow the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card.
•
By mail: All shareholders of record who received paper copies of our proxy materials can vote by marking, signing, dating, and returning their proxy card. If you are a shareholder of record and received a Notice, you may request a proxy card by following the instructions included in the Notice.
•
In Person at the Annual Meeting: Please follow the instructions for attending the Annual Meeting. All votes must be received before the polls close during the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes.

The telephone and Internet voting facilities for the shareholders of record of all shares will close at 11:59 P.M. Eastern Time on May 7, 2025. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote on the Internet or by telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

You will be able to vote your shares at the Annual Meeting if you attend in person.

If you vote by Internet or telephone or return your signed proxy card or voting instruction form, your shares will be voted as you indicate. If you do not indicate how your shares are to be voted on a proposal, if you are a holder of record your shares will be voted, with respect to that proposal, in accordance with the voting recommendations of the Board.

VOTING AS A BENEFICIAL OWNER

As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should follow the voting instructions provided by your broker, bank, or other nominee. You will receive, or be provided access to, proxy materials and voting instructions for each account that you have with a broker, bank, or other nominee. If you wish to change the voting instructions that you provided your broker, bank, or other nominee, you should follow the instructions from your broker, bank, or other nominee.

If your shares are held in a brokerage account in your broker’s name (also known as “street name”), you should follow the instructions for voting provided by your broker or nominee. You may submit voting instructions by Internet or telephone or you may complete and mail a voting instruction card to your broker or nominee. If you provide specific voting instructions by telephone, Internet or mail, your broker or nominee will vote your shares as you have directed.

Q: Can I revoke or change my vote after I deliver my proxy?

A: Yes. If you are a shareholder of record, you can change your vote or revoke your proxy at any time prior to the voting thereof at the Annual Meeting by:

•
Submitting a valid, later-dated proxy card or voting instruction form;
•
Submitting a valid, subsequent vote by telephone or the Internet at any time prior to 11:59 P.M. Eastern Time on May 7, 2025;
•
Notifying our Corporate Secretary in writing that you have revoked your proxy; or
•
Voting in person at the Annual Meeting (your attendance at the Annual Meeting will not, in and of itself, revoke your prior proxy).

If your shares are held in a brokerage account in your broker’s name, you should follow the instructions for changing or revoking your vote provided by your broker or nominee.

Q: Is cumulative voting permitted for the election of directors?

A: You have the right to cumulate your votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., three) by the number of your shares as of the close of business on the Record Date, to one individual nominee or among two or more nominees. Unless contrary instructions are provided on the enclosed proxy card or voting instruction form, the persons named as proxies may cast all of their votes “For” or “Withhold” with respect to the nominees or may allocate the votes among the nominees in accordance with their discretion.

Q: What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

A: As a shareholder as of the close of business on the Record Date, if you properly complete, sign, date and return a proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you are a shareholder of record and you return an executed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

•
FOR the election of Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul to serve as directors for a term that expires in 2028;
•
FOR the Say-on-Pay Proposal;
•
FOR the Omnibus Plan Proposal; and
•
FOR the BDO Ratification Proposal.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares. If you own your shares beneficially in street name through a broker and do not provide voting instructions to your broker, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker does not have discretionary authority to vote.

Q: How many shares must be present to conduct business at the Annual Meeting?

A: Holders of at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting must be represented in person or by proxy at the Annual Meeting in order to conduct business. This is called a quorum. If you vote, your shares will be part of the quorum. Abstentions, withheld votes, and broker-non-votes will be counted in determining whether a quorum exists.

The judge of election will determine whether a quorum is present. At the close of business on March 13, 2025, there were 20,094,617 shares of our Common Stock issued and outstanding. Shares are counted as present at the Annual Meeting if:

•
you attend the Annual Meeting; or
•
your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trustee or other nominee and such broker, bank, trustee or other nominee submits a proxy covering your shares. If a quorum is not present, in person or by proxy, at a meeting of shareholders, those present may adjourn from time to time to reconvene at such date, time and place as they may determine.

Q: What is the effect of abstentions and broker non-votes on voting?

A: Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominees who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. To approve the Say-on-Pay Proposal, Omnibus Plan Proposal and the BDO Ratification Proposal, if a quorum is present, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on a particular matter is required for approval. As a result, abstention votes will have no effect on the outcome of the Say-on-Pay Proposal, Omnibus Plan Proposal and BDO Ratification Proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the shareholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The rules of the NYSE apply to brokers that are NYSE members voting on matters being submitted to shareholders at the Annual Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. As a result, other than with respect to the BDO Ratification Proposal, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners. Broker non-votes will have no effect on the outcome of Proposals 1, 2 or 3. If you do not provide voting instructions to your broker holding shares of Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a proxy card or the voting instruction form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Q: What vote is required to approve the proposals?

A: ELECTION OF DIRECTORS: Pursuant to our Bylaws, if a quorum is present at the Annual Meeting, with respect to Proposal 1 – “Election of Directors”, directors will be elected by a plurality of the votes cast by shares present in person or by proxy and entitled to vote at the Annual Meeting. “Plurality” means that the three nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected, whether or not they received a majority of votes cast. You may vote “FOR” all Board nominees, “WITHHOLD” your vote as to all Board nominees, or “FOR ALL” Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1.

Say-on-Pay Proposal: The approval of a non-binding, advisory resolution approving the compensation of our named executive officers requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have no effect on the outcome of the Say-on-Pay Proposal. Broker non-votes will have no effect on the outcome of the Say-on-Pay Proposal. While the vote on the Say-on-Pay Proposal is advisory and will not be binding on us or the Board, the Board will review the results of the voting on this proposal and take them into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

OMNIBUS PLAN PROPOSAL: The approval of the Omnibus Plan Proposal requires the affirmative vote by the holders of a majority of votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN" from voting on Proposal 3, the abstention will have no effect on the outcome of the Omnibus Plan Proposal. Broker non-votes will have no effect on the outcome of Proposal 3.

BDO Ratification Proposal: The ratification of the appointment of BDO requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 4, the abstention will have no effect on the outcome of the BDO Ratification Proposal.

Votes will be tabulated by a judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Could other matters be decided at the Annual Meeting?

A: We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by March 6, 2025, which is 90 days before the anniversary date of our

2024 Annual Meeting of Shareholders, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Q: Who will count the votes?

A: All votes will be tabulated as required by Pennsylvania law, the state of our incorporation, by the judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals will be counted as present for purposes of determining a quorum. Broker non-votes will not be counted as present for purposes of determining a quorum.

Q: How do I obtain a copy of Ampco’s Annual Report?

A: The Corporation’s 2024 Annual Report to Shareholders, including the Annual Report for the fiscal year ended December 31, 2024 as filed with the SEC, are available at http://www.ampcopgh.com/investors. Copies of the exhibits to the 2024 Annual Report will also be provided upon written request to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, free of charge. Copies of the 2024 Annual Report and exhibits may also be viewed and downloaded at no cost from the SEC’s website at www.sec.gov. The 2024 Annual Report does not form any part of the material for soliciting proxies.

Q: Where can I find the voting results of the Annual Meeting?

A: We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

ELECTION OF DIRECTORS

(Proposal 1)

As of the date of this Proxy Statement, Ampco’s Board comprises ten members divided into the following three classes:

•
Class of 2025: Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul;
•
Class of 2026: Mr. James J. Abel, Mr. Fredrick D. DiSanto, Mr. Darrell L. McNair and Mr. Stephen E. Paul; and
•
Class of 2027: Ms. Elizabeth A. Fessenden, Mr. Michael I. German and Mr. J. Brett McBrayer.

Directors are elected for three-year terms. The terms for each class end in successive years. The Board, upon the recommendation of the Nominating and Governance Committee, has nominated three incumbent directors to stand for re-election for a three-year term expiring in 2028: Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul.

Mr. Robert A. DeMichiei, Mr. William K. Lieberman and Dr. Laurence E. Paul were most recently elected by the shareholders at the 2022 Annual Meeting of Shareholders.

The Board has determined that each of the foregoing Board nominees qualifies as an independent director under NYSE corporate governance listing standards.

If any of the Board’s nominees are unable to serve or for good cause will not serve as a director, the Board may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named as proxies will vote for the remaining nominees and substitute nominees chosen by the Board.

Vote Required

Directors will be elected by a plurality of the votes cast. “Plurality” means that the three nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected. Votes that are withheld or shares that are not voted, including broker non-votes, will have no effect on the outcome of the election of directors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF MR. DEMICHIEI, MR. LIEBERMAN AND DR. PAUL.

Summary of Director Attributes and Skills

Our Board nominees and continuing directors have a diversity of experience that spans a broad range of industries and in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen the Board’s ability to carry out the Board’s oversight role on behalf of our shareholders. In the biographies for our Board nominees and continuing directors below, we describe certain areas of individual expertise that each director brings to our Board.

The table below is a summary of the range of skills and experiences that each continuing director and nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it.

Name	Abel	DeMichiei	DiSanto	Fessenden	German	Lieberman	McBrayer	McNair	L. Paul	S. Paul
Year of Joining Board	2014	2022	2022	2017	2014	2004	2018	2022	2022	2002
Experience:
Finance	X	X	X	X	X	X	X	X	X	X
Industry	X			X	X		X	X	X	X
International	X	X		X			X		X	X
Leadership	X	X	X	X	X	X	X	X	X	X
Public Company Board	X	X	X	X	X	X	X		X	X
Risk Management	X	X	X	X	X	X	X		X
Technology	X	X		X		X	X	X

Board Nominees

Nominees for Director Whose Term of Office Expires in 2028:

ROBERT A. DEMICHIEI

Director Since: 2022

Age at the Annual Meeting: 60

Committees: Audit Committee (Chair), Executive Committee and Nominating and Governance Committee

Career Highlights and Qualifications: Mr. DeMichiei is the retired Executive Vice President and Chief Financial Officer of UPMC, a $20B+ nonprofit health system and leading health care provider and insurer, where he served from May 2004 to January 2020. During his time at UPMC, Mr. DeMichiei implemented best practices in controllership, with UPMC achieving voluntary SOX 404 certification in 2006. He also led UPMC’s activity-based costing/service-line implementation and Consumerism initiatives. In addition to Finance, Mr. DeMichiei led the Supply Chain Management and Revenue Cycle functions, driving integration, technology infusion and process improvement/efficiency throughout the organization. Mr. DeMichiei’s teams created a number of healthcare technology solutions, three of which were commercialized and spun-off. Before his 16-year tenure at UPMC, Mr. DeMichiei held various roles of increasing responsibility with the General Electric Company and Price Waterhouse in Pittsburgh. Mr. DeMichiei has a Bachelor’s degree in Business Economics from the University of Pittsburgh.

Other Current Affiliations: Mr. DeMichiei currently serves as a Board Director for Waystar since January 2020, where he is the Audit, Compliance and Risk Committee Chair, ACSC Management Services, Inc./Automobile Club of Southern California. He also serves as a Strategic Advisor for Health Catalyst (NASDAQ; HCAT) since January 2020. Additionally, Mr. DeMichiei serves on the board of directors and was formerly Board Chair and Finance Committee Chair of the United Way of Southwestern Pennsylvania. He is also on the Board of Trustees at Seton Hill University, where he is the Chair of the Finance Committee, and the board of directors of the Advanced Leadership Institute, where he is the Treasurer and Chair of the Finance and Investment Committee.

Previous Directorships: Mr. DeMichiei served on the board of directors of CombineNet from 2008 to 2010, and Prodigo Solutions from 2008 to 2019.

Attributes and Skills: Mr. DeMichiei’s diverse operational background and experience successfully leading companies through growth and complex change led the Board to conclude that he should serve as a director.

WILLIAM K. LIEBERMAN

Director Since: 2004

Age at the Annual Meeting: 78

Committees: Nominating and Governance Committee (Chair), Compensation Committee and Executive Committee

Career Highlights and Qualifications: Mr. Lieberman has been President of The Lieberman Companies, insurance brokerage and consulting company since May 2015.

Attributes and Skills: In addition to more than forty years of management experience in the insurance, benefit and risk management areas, Mr. Lieberman has served as a director or trustee of many organizations including charitable companies, hospitals and universities. These qualifications led the Board to conclude that he should serve as a director.

DR. LAURENCE E. PAUL

Director Since: 2022; Previously served as Director from 1998-2018

Age at the Annual Meeting: 60

Committees: Audit Committee and Nominating and Governance Committee

Career Highlights and Qualifications: Dr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, since July 2002. From 1994 to 2001, Dr. Paul worked at Donaldson, Lufkin & Jenrette and then Credit Suisse (NYSE: CS) in investment banking, including as a managing director in the Investment Banking Division. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Dr. Paul holds an A.B. in biology from Harvard College, an M.D. from Harvard Medical School and an MBA from Stanford Business School.

Other Current and Prior Affiliations: Dr. Paul is currently a member of the board of directors for several non-profit organizations and portfolio companies including: Harvard Medical School’s Board of Fellows, Harvard Alumni Association, Children’s Hospital of Los Angeles, Pittsburgh Steelers Sports, Inc., Pro Football Hall of Fame, Crew Knitwear, and Vereco. From 2006 to 2017, Dr. Paul was a member of the Board of Governors of the American Red Cross, during which time he served in many roles including Vice Chair of the Board and Chair of the audit committee.

Continuing Directors Whose Term of Office Expires in 2027:

ELIZABETH A. FESSENDEN

Director Since: 2017

Age at the Annual Meeting: 70

Committees: Compensation Committee (Chair), Executive Committee and Finance and Investment Committee

Career Highlights and Qualifications: Prior to her retirement, Ms. Fessenden spent nearly three decades in corporate leadership roles at Alcoa Inc., including as president of the flexible packaging division and president of primary metals allied businesses. She also served in a number of operations roles with Alcoa. From 2006-2008, she was an operations principal with a private equity firm. Since 2008, she has been the principal of Fessenden Associates, a business consulting company. Ms. Fessenden earned Bachelor’s and Master’s degrees in engineering as well as a Master’s degree in business administration, all from Clarkson University.

Other Current Public Company Directorships: Fluence Energy

Other Current Affiliations: Ms. Fessenden was appointed to the board of directors of Fluence Energy (NASDAQ: FLNC) in October 2021. She also serves on the Board of Plan International, USA, a global girls’ rights organization.

Previous Directorships: Ms. Fessenden was a member of the board of directors of Alpha Metallurgical Resources (NYSE: AMR) from February 2021 through February 2024. She served as a director of Meritor (NYSE: MTOR) from June 2021 to August 2022. Additionally, she served as director of Quarles Petroleum from 2015 to 2021. Ms. Fessenden also served as a director of Cardno (ASX: CDD), from 2014 to 2015 and of O’Brien & Gere, from 2008 to 2014. Ms. Fessenden also served on the advisory board of Alloy Polymers and the board of directors of Polymer Group Inc. (OTC: POLGA).

Attributes and Skills: Ms. Fessenden’s extensive operations experience in the metals industry, her many years of service as a director of companies, and her broad leadership experience led the Board to conclude that she should serve as a director.

MICHAEL I. GERMAN

Director Since: 2014

Age at the Annual Meeting: 74

Committees: Audit Committee and Finance and Investment Committee (Chair)

Career Highlights and Qualifications: Mr. German is the Chief Executive Officer and President of Corning Energy Corporation (formerly known as Corning Natural Gas Holding Corporation and Corning Natural Gas Corporation), a natural gas and electric utilities company, and has served in this role since December 2006. Mr. German has been a director of Corning Natural Gas Holding Corporation since 2014 (and a director of Corning Natural Gas Corporation from 2006 until 2014). Mr. German also serves as president of Corning Natural Gas Appliance Corporation (“Corning Appliance”), Pike County Light & Power Company (“Pike”), and Corning Natural Gas’s joint venture investments, Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”). Prior to joining Corning Natural Gas, he was senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island, and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly held energy services and delivery company, including president of several utilities. From 1978 to 1994, Mr. German worked at the American Gas Association, finishing as senior vice president. From 1976 to 1978, Mr. German worked for the US Energy Research and Development Administration. Mr. German received a Bachelor of Arts in History from Trinity College, a Masters of Business Administration from Columbia University and a Juris Doctorate from Boston University Law School.

Other Current Public Company Directorships: Corning Natural Gas Holding Corporation (OTC: CNIG)

Other Current Affiliations: Mr. German serves on the Boards of Directors of Leatherstocking Gas, Leatherstocking Pipeline, Pike, Three River Development Corporation and Northeast Gas Association, as well as the board of trustees of the Adirondack Park Institute.

Previous Directorships: Mr. German served as a director of Pennichuck Corporation from 2008 until 2011.

Attributes and Skills: Mr. German’s experience as the chief executive officer of a public company, his many years of service as a director of companies and his broad leadership experience led the Board to conclude that he should serve as a director.

J. BRETT MCBRAYER

Director Since: 2018

Age at the Annual Meeting: 59

Committees: Executive Committee

Career Highlights and Qualifications: Mr. McBrayer has served as the Corporation’s Chief Executive Officer since July of 2018. He previously served as President and Chief Executive Officer at Airtex Products and ASC Industries, a global manufacturer and distributor of automotive aftermarket and original equipment manufacturer fuel and water pumps, from 2012 through 2017. Airtex Products and ASC Industries, together with its parent company, UCI International LLC, and affiliated companies filed for bankruptcy protection in June 2016, successfully emerging in December 2016. Mr. McBrayer had also served as Vice President and General Manager of the Alcan Cable business at Rio Tinto Alcan, as Vice President and General Manager of the Specialty Metals Division at Precision Cast Parts Corporation, and held positions of various responsibility and leadership during his 20 years with Alcoa, Inc.(NYSE: AA) Mr. McBrayer received a Bachelor of Science in Industrial Engineering from the University of Tennessee and a Master of Arts in Applied Behavioral Science from Bastyr University.

Attributes and Skills: Mr. McBrayer’s extensive experience in global industrial businesses and his broad executive leadership experience led the Board to conclude that he should serve as a director.

Continuing Directors Whose Term of Office Expires in 2026:

JAMES J. ABEL

Director Since: 2014

Age at the Annual Meeting: 79

Committees: Executive Committee (Chair)

Career Highlights and Qualifications: Prior to his retirement, Mr. Abel served as Interim President and Chief Executive Officer of CPI Corporation, an operator of portrait studios, from February 2012 to April 2013 and as a director from 2004 to April 2013. Mr. Abel previously served as President and Chief Executive Officer of Financial Executives International, a firm representing senior financial executives in dealing with regulatory agencies involved with corporate financial reporting and internal controls, from May 2008 to February 2009. Mr. Abel received his B.S. in industrial engineering from Purdue University and his M.B.A. in accounting from St. John's University (NY).

Previous Directorships: Mr. Abel has served as a director of CPI Corporation (OTC: CPICQ) from 2004 until April 2013, and LGL Group, Inc. (NYSE: LGL), a globally-positioned producer of industrial and commercial electronic components and instruments, from 2011 until 2014.

Attributes and Skills: Mr. Abel’s background as a senior executive, his expertise in financial management and his experience with manufacturing operations, as well as his board experience, led the Board to conclude that he should serve as a director.

FREDRICK D. DISANTO

Director Since: 2022

Age at the Annual Meeting: 63

Committees: Finance and Investment Committee

Career Highlights and Qualifications: Mr. DiSanto is the Chair and Chief Executive Officer of The Ancora Group, a holding company that oversees three investment advisors, and has served in such capacities since 2014 and 2006, respectively. Mr. DiSanto was the President and Chief Operating Officer of Maxus Investment Group from 1998 until December of 2000. In 2001, after Maxus Investment Group was sold to Fifth Third Bank, Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bank’s Investment Advisor Division. Mr. DiSanto has served since 2016 as a director of The Eastern Company, a company that manages industrial businesses that design, manufacture and sell unique engineered solutions to niche markets, and is Chair of the Audit Committee and a member of its Nominating and Corporate Governance Committee. He also currently serves as a director for Regional Brands,

Inc., a privately held holding company seeking to acquire substantial ownership in regional companies with strong brand recognition, stable revenues and profitability. Mr. DiSanto previously served on the respective Boards of Directors of Alithya Group Inc., Axia Net Media Corporation and LNB Bancorp, Inc. Mr. DiSanto holds a B.S. in Management Science and an MBA from Case Western Reserve University.

Other Current Public Company Directorships: The Eastern Company (NASDAQ: EML); Regional Brands, Inc. (OTC: RGBD)

Previous Directorships: Alithya Group Inc.; Axia Net Media Corporation; LNB Bancorp, Inc.

Attributes and Skills: Mr. DiSanto is an experienced public company director and has knowledge and background in finance, strategic planning, governance, and international business. Pursuant to the Corporation’s obligations under the Cooperation Agreement, the Board concluded that he should serve as a director.

DARRELL L. MCNAIR

Director Since: 2022

Age at the Annual Meeting: 62

Committees: Finance and Investment Committee

Career Highlights and Qualifications: Mr. McNair is currently the President and Chief Executive Officer of the MVP Group of Companies, a privately held group of companies which provide injection molding services, mechanical design engineering services and distribution of foam products to the automotive, medical, industrial, recreational industries and all five branches of the military, since 2000. Previously, Mr. McNair was Executive Director and a member of the board of directors of Detroit Neighborhood & Family Initiative, a non-profit organization sponsored by the Ford Foundation & Southeast Foundation serving various communities in the Detroit area, from 1999 to 2000; Owner & Chief Executive Officer for GERIC Home Health Care, Inc., a home health care organization serving residents in southeast Michigan, from 1996 to 1999; and held various positions at the Ford Motor Company (NYSE: F), an automotive company that designs, manufactures, and markets Ford vehicles worldwide, from 1988 to 1996. Mr. McNair is also currently a member of the board of directors of Medical Mutual of Ohio, the largest health insurance company based in Cleveland, Ohio, since May 2020. Mr. McNair received his M.B.A. in finance and marketing from Baldwin Wallace University and his B.G.S. in political science from Kent State University.

Other Current Affiliations: In addition, Mr. McNair is currently a board member, trustee and counsel to a number of civic and community organizations, including the Cleveland/Cuyahoga County Port Authority, The President’s Council, the Minority Business Financing Advisory Board, University Hospital, Northeast Ohio Medical University, ECM Chemicals, the Greater Cleveland Sports Commission, Crain’s Business Diversity Council, the Cleveland Federal Reserve Local Advisory Council and Jumpstart.

Attributes and Skills: With corporate experience at IBM and Ford, Mr. McNair also acquired businesses in the home health care and medical supply, construction, and retail industries throughout his entrepreneurial career. In addition, Mr. McNair has a passion for working with small businesses and mentoring young African males. Professional and personal accomplishments include high level civic engagement, geographic business expansion, peer recognition for humanitarian activities and Black Professional of The Year. Pursuant to the Corporation’s obligations under the Cooperation Agreement, the Board concluded that he should serve as a director.

STEPHEN E. PAUL

Director Since: 2002

Age at the Annual Meeting: 57

Committees: Compensation Committee and Finance and Investment Committee

Career Highlights and Qualifications: Mr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, since July 2002. Prior to that he was a Vice President of Business Development at eToys, Inc., a web-based retailer focused exclusively on children’s products, and an Associate at Donaldson, Lufkin and Jenrette, Inc. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Mr. Paul holds a bachelor’s degree from Cornell University and a master’s degree in business administration from Harvard Business School.

Other Current Affiliations: Mr. Paul serves on several boards of directors including Pittsburgh Steelers Sports, Inc., a professional sports entertainment organization, and Five Four, Inc., a holding company for fashion brands and services.

Previous Directorships: Mr. Paul served as a director of International Money Express, Inc. (Nasdaq: IMXI), a leading money remittance services company, from July 2018 to September 2020. He also served as a director of Dynacast International Inc., a global manufacturer of small, engineered precision die cast components, from 2012 to 2015 and a director of Morton’s Restaurant Group, Inc. (NYSE: MRG), from 2003 to 2014.

Attributes and Skills: Mr. Paul’s background in investment banking and private equity investment led the Board to conclude that he should serve as a director.

Process of Evaluation of Director Candidates

The Nominating and Governance Committee makes a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm which identifies or provides an assessment of a candidate or a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Ampco executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.

Upon completion of this process, the committee reaches a conclusion and reports the results of its review to the full Board. The report includes a recommendation whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Nominating and Governance Committee may retain the services of a search firm that specializes in identifying and evaluating director candidates. Services that may be provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.

Upon the recommendation of the Nominating and Governance Committee, the Board nominated each of Mr. DeMichiei, Mr. Lieberman and Dr. Paul for election to a three-year term as director by the shareholders at the Annual Meeting.

Director Compensation

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex organization like Ampco and fulfill the other responsibilities required of our directors. Mr. McBrayer, our sole employee director, does not receive additional compensation for his Board service.

The Compensation Committee reviews director compensation periodically, but at least once every three years, and recommends changes to the Board when it deems appropriate. The Compensation Committee regularly engages an independent compensation consultant, Pay Governance LLC, to advise the committee with respect to our director compensation program. In connection with its review, Pay Governance LLC assesses the structure of our director compensation program compared to competitive market practices of similarly situated companies. Based on the market information and recommendations provided to the Compensation Committee by Pay Governance LLC, the committee recommended and the Board approved, the Ampco-Pittsburgh Corporation's Non-Employee Director Compensation Policy (the "Policy") effective May 1, 2022 more fully described below.

Director Fees

In 2024, each director who was not employed by the Corporation received an annual retainer of $50,000, payable quarterly in cash in equal installments. Under the Policy, a non-employee director may elect to receive 100% of the value of the annual retainer in equity in lieu of the cash retainer. No director elected to receive equity in lieu of the cash retainer in 2024. The Board Chair received an additional $60,000 fee, the Chair of the Audit Committee received an additional $15,000 annual fee, the Chair of the Compensation Committee received an additional $10,000 fee, the Chair of the Nominating and Governance Committee received an additional $7,500 fee, and the Chair of the Finance and Investment Committee received an additional $7,500 fee. Further, members of Board committees received the following additional fees in lieu of per meeting fees: $7,500 for the Audit Committee, $5,000 for the Compensation Committee, $3,750 for the Nominating and Governance and the Finance and Investment Committees. Directors do not receive additional meeting fees for Board or committee meetings.

Each non-employee director is also entitled to receive an annual stock award. Under our non-employee director compensation program, this annual stock award is supposed to be valued at $70,000 and is usually based on the closing price of our Common Stock on grant date. However, in order to align the compensation paid to our non-employee directors with the Corporation’s performance, the Corporation determined the number of shares of Common Stock subject to the 2024 annual stock award based on a per share price of $5.50, rather than $1.61, the closing price of our Common Stock on the date of grant. This reduction substantially limited the number of shares granted in a low stock price environment. This resulted in our non-employee directors receiving an annual stock award worth $20,492 as of the grant date, representing approximately 71% fewer shares and corresponding grant value than that which would have been granted had the Compensation Committee used the closing price of our Common Stock on the date of grant, generally consistent with historical practice. The shares of restricted stock vest on the one-year anniversary of the grant date.

The following table describes the components of compensation for non-employee directors:

Annual Compensation Element	2024 Amount ($)
Cash Retainer for Non-employee Directors	50,000
Annual Equity Award Target for Non-employee Directors	70,000
Other Annual Cash Fees:
Board Chair Fee	60,000
Audit Committee Chair Fee (including Audit Committee Member Fee)	15,000
Audit Committee Member Fee	7,500
Compensation Committee Chair Fee (including Compensation Committee Member Fee)	10,000
Compensation Committee Member Fee	5,000
Nominating and Governance Committee Chair Fee (including Nominating and Governance Committee Member Fee)	7,500
Nominating and Governance Committee Member Fee	3,750
Finance and Investment Committee Chair Fee (including Finance and Investment Committee Member Fee)	7,500
Finance and Investment Committee Member Fee	3,750

2024 Director Compensation

The table below summarizes the director compensation earned by non-employee directors of the Corporation in 2024:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Other Compensation ($)	Total ($)
James J. Abel	110,000	70,004	—	180,004
Robert A. DeMichiei	64,063	70,004	—	134,067
Fredrick D. DiSanto	53,750	70,004	—	123,754
Elizabeth A. Fessenden	63,750	70,004	—	133,754
Michael I. German	47,469	70,004	—	117,473
William K. Lieberman	62,500	70,004	—	132,504
Darrell L. McNair	53,750	70,004	—	123,754
Laurence E. Paul	59,688	70,004	—	129,692
Stephen E. Paul	58,750	70,004	—	128,754

(1)
This column reflects annual cash retainer fees, including committee chair fees, as well as committee membership fees paid to each listed director.
(2)
This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the stock awards granted to directors. The assumptions made in calculating the grant date fair values are set forth in Note 17 to our consolidated financial statements included in our Annual Report for the year ended December 31, 2024.

Directors’ Alignment with Shareholders; Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers and directors in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our directors and executive officers with those of our shareholders.

In 2020, the Board, upon the recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, non-employee Directors to hold stock at a target level of three times their annual cash retainer, or $150,000 for 2024.

Directors who were not in compliance with the ownership value requirement were not permitted to sell or transfer more than 50% of shares issued as part of the Corporation’s annual equity award for non-employee directors.

The following table shows the value of each non-employee director’s holdings in Ampco Common Stock as of March 13, 2025, based on the closing price of our Common Stock on NYSE on that date.

Non-employee Directors	Number of Shares Held (1)	Value of Shares Held ($)	Ownership in Excess of Required Amount
James J. Abel	137,818	299,065	X
Robert A. DeMichiei (2)	65,457	142,042
Fredrick D. DiSanto	72,633	157,614	X
Elizabeth A. Fessenden	102,822	223,124	X
Michael I. German	178,942	388,304	X
William K. Lieberman	63,184	137,109
Darrell J. McNair (2)	44,824	97,268
Laurence E. Paul	71,640	155,459	X
Stephen E. Paul	112,764	244,698	X

(1)
The number of shares held included in this column include stock owned directly or in revocable trust, stock owned jointly with, or separately, by a spouse and/or minor child, unvested restricted stock awards. conditions.
(2)
Mr. McNair joined the Board in February 2022. Mr. DeMichiei was elected to the Board at the Annual Meeting of Shareholders on May 5, 2022. Although there is no set period of time for Directors to achieve compliance with the stock ownership guidelines, Directors are not permitted to sell or transfer more than 50% of any Corporation-granted shares unless levels are met; rather the Compensation Committee will review progress on an annual basis in the first quarter to ensure that all Directors are making continuous progress toward required ownership levels.

CORPORATE GOVERNANCE

Corporate Governance Summary

Presented below are some highlights of our corporate governance practices and policies. You can find further details about these and other corporate governance practices and policies in the following pages of this Proxy Statement.

•
Our Board is currently comprised of ten directors, nine of whom have been determined by the Board to be independent. We are party to a Cooperation Agreement, pursuant to which the Board nominated Fredrick D. DiSanto and Darrell L. McNair at the 2023 Annual Meeting to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2026 Annual Meeting. At the Corporation’s 2023 Annual Meeting, our shareholders elected Mr. DiSanto and Mr. McNair as directors to serve on the Board as members of the class of 2026. The Cooperation Agreement will terminate upon the earlier of (i) the date that is 30 days prior to the deadline for submission of shareholder nominations for the 2026 Annual Meeting and (ii) the date that is 100 days prior to the first anniversary of the Annual Meeting.
•
The Board has adopted Corporate Governance Guidelines which cover a wide range of subjects, such as the role of the Board and its responsibilities, operations and committees, director qualifications, director compensation, Board and management evaluation and succession planning and director orientation and continued education. The Corporate Governance Guidelines, as well as the charters of the Board's Audit, Compensation and Nominating and Governance Committees, and also, the Corporation’s Code of Business Conduct and Ethics for directors, officers and employees are available on the Corporation’s website at www.ampcopgh.com.
•
We currently have separate non-executive Board Chair and Chief Executive Officer roles.
•
All of the Board’s standing committees, other than the Executive Committee, are composed entirely of independent directors, and each such standing committee has a written charter that is reviewed and reassessed annually.
•
Our Board oversees the Corporation’s risk management function, which covers, among other things, financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk, and utilizes key insights from the Audit Committee, Compensation Committee and Nominating and Governance Committee. In December 2023, the Corporation formed the Cybersecurity Materiality Assessment Team, a multi-disciplinary committee consisting of our senior managers in operations, financing/accounting, information technology and risk management/human resources, which manages disclosure with respect to cybersecurity risk under the oversight of the Audit Committee.
•
The Board routinely meets in executive session, both with the Corporation’s Chief Executive Officer and with only the non-employee directors.
•
The Nominating and Governance Committee periodically reviews qualifications for directors to our Board; in connection with an upcoming election of directors or vacancy on our Board, identifies candidates to serve as directors on the basis of such criteria; and recommends candidates to the Board for nomination on the basis of such criteria. The Nominating and Governance Committee and the Board consider director candidates recommended by shareholders on the same basis as other candidates.
•
The Bylaws allow shareholders to cumulate votes in the election of directors.
•
The Board annually reviews the Corporation’s succession plans for Executives.
•
We have an annual self-evaluation process for the Board and each standing committee, other than the Executive Committee.
•
Our internal audit function reports directly to the Audit Committee.
•
We annually ask our shareholders to ratify the Audit Committee’s selection of the Corporation’s independent auditors.

•
Since the inception of the shareholder advisory vote regarding Say-on-Pay, the Corporation has allowed for such a vote annually and has received a favorable voting result each year.
•
The Corporation has adopted and maintains an Amended and Restated Insider Trading Policy (the “Insider Trading Policy”) that governs transactions involving the Corporation’s securities by its directors, executive officers and employees, and their respective related persons. The Insider Trading Policy requires directors, executive officers, and certain employees to consult with the Compliance Officer under the Insider Trading Policy prior to engaging in certain transactions involving the Company’s securities. The Insider Trading Policy prohibits directors, officers and employees from hedging or short selling any of their Ampco securities or holding shares in a margin account. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and the NYSE listing standards that are applicable to the Company.
•
The Board adopted a clawback policy (the “Clawback Policy”), effective as of October 2, 2023, administered by the Compensation Committee, which applies to current and former executive officers of the Corporation as defined in Rule 10D-1 and participants in the Corporation’s short- and long-term incentive compensation plans (each an “Affected Person”), promulgated under the Exchange Act. Under the Clawback Policy, if the Corporation is required to prepare an accounting restatement to correct the Corporation’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Corporation is obligated to recover erroneously awarded incentive-based compensation received from the Corporation by Affected Persons. Further, the Clawback Policy authorizes the Corporation, in the event of a Restatement, to recoup other compensation, including equity awards vesting solely based on continued employment, from named executive officers serving in such capacity during the applicable period, as calculated by the Compensation Committee in its sole discretion. Under the Clawback Policy, each executive officer of the Corporation and each participant in our short- and long-term incentive compensation plans is also subject to the clawback of incentive-based compensation if (a) a Restatement is required as a result of any fraud or intentional misconduct by such person, or (b) the Compensation Committee determines in its discretion that a lower amount of incentive-based compensation would have been paid to such person, but for the error giving rise to the restatement giving such person erroneously awarded compensation as a result.
•
The Board has adopted a policy prohibiting excise tax gross-ups of perquisites pursuant to which the Corporation is prohibited from making any tax gross-up payments to executive officers, except for gross-ups applicable to management employees generally, such as a relocation reimbursement policy.
•
The Board has adopted a whistleblower policy to protect any employee who, in good faith, reports incidents of unethical business conduct, violations of laws or accounting standards, internal accounting controls or audit standards or public health and safety dangers to employees.
•
The Board has adopted Stock Ownership Policy Guidelines for the Corporation’s Directors and Executive Officers (“D&Os”) to align their interests with our shareholders and instill in our D&Os a meaningful economic interest in future performance.
•
The Corporation has an active and responsive investor relations program. In addition to timely earnings reporting and regular public conference calls, the Corporation deploys strategies to communicate the Corporation’s value proposition to the investment community. The firm also conducts investor outreach events, such as participation at independent investor conferences, non-deal roadshows, and other communications, providing an opportunity to engage with large groups of investors and prospective investors. The Corporation produces additional investor presentation materials supporting these events and makes them public via posting them to its investor relations website and/or filings with the SEC if and when appropriate.

Board Independence

The Board has adopted standards to assist it in evaluating the independence of its directors, which may be categorized as: (1) compliance with NYSE’s listing requirements, (2) non-material relationships with the Corporation, and (3) other facts and circumstances. The standards are attached to the Corporate Governance Guidelines which are available on the Corporation’s website at www.ampcopgh.com. After evaluating each director on the basis of these standards, the Board has determined that James J. Abel, Robert A. DeMichiei, Fredrick D. DiSanto, Elizabeth A. Fessenden, Michael I. German, William K. Lieberman, Darrell L. McNair, Laurence E. Paul and Stephen E. Paul do not have material relationships with the Corporation (other than as members of the Board) and are independent within the meaning of the Corporation’s independence standards and those of the NYSE.

Audit Committee members must meet additional independence standards under NYSE listing standards and rules of the SEC. Specifically, Audit Committee members may not receive any consulting, advisory or compensatory fees other than their directors’ compensation. The Board has also determined that each member of the Audit Committee satisfies the enhanced standards of independence applicable to Audit Committee members under NYSE listing standards and SEC rules.

The Board has determined in its judgment that the Compensation Committee is composed entirely of independent directors within the Corporation’s independence standards and those of the NYSE. In making its determination, the Board considered, among other things, the factors applicable to members of the Compensation Committee pursuant to NYSE listing standards and Rule 10C-1 of the Exchange Act.

Leadership Structure

Mr. J. Brett McBrayer is the Corporation’s Chief Executive Officer and is responsible for the day-to-day operation of the Corporation. Mr. James J. Abel serves as non-executive Board Chair, and in such capacity presides at all meetings of our Board and serves as a conduit between the Board and management. The Board believes that this leadership structure is appropriate for the Corporation at this time because it:

•
allows for independent oversight of management,
•
increases management accountability, and
•
encourages an objective evaluation of management’s performance relative to compensation.

The Board will assess periodically whether the roles should be separated or combined based on its evaluation of what is in the best interests of the Corporation and its shareholders.

Director Nominating Procedures

The Corporation’s Corporate Governance Guidelines and its Nominating and Governance Committee Charter charge the Nominating and Governance Committee with selecting nominees for election to the Board and with reviewing, at least annually, the qualifications of new and existing members of the Board. The Nominating and Governance Committee also considers the extent to which such members may be considered “independent” within the meaning of applicable NYSE rules, as well as other appropriate factors, including overall skills and experience.

From time to time, the Nominating and Governance Committee will seek to identify potential candidates for director nominees and will consider potential candidates proposed by other members of the Board, by management of the Corporation or by shareholders of the Corporation.

In considering candidates submitted by shareholders of the Corporation, the Nominating and Governance Committee will take into consideration the needs of the Board and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must provide the information set forth in, and otherwise comply with, Section 17 of Article II of the Bylaws. Any notice of director nomination submitted to the Corporation must also comply with Rule 14a-19(b) of the Exchange Act.

The shareholder recommendation and information described above must be sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106 and, in order to allow for timely consideration, must be received not less than 90 days in advance of the anniversary date of the Corporation’s most recent annual meeting of shareholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Committee may review and consider publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board and the Nominating and Governance Committee believes that the candidate has the potential to be a good candidate, the Nominating and Governance Committee would seek to gather information from or about the candidate. Such information may include information gathered through one or more interviews as appropriate and review of his or her accomplishments and qualifications generally, in light of any other candidates that the Nominating and Governance Committee may be considering. The Nominating and Governance Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder. Although the Nominating and Governance Committee does not have a formal written diversity policy, it considers the diversity of our Board to be a priority and considers Board diversity as a whole, including the skills, background and experience of our directors.

Director Terms

The Board is divided into three classes, and the directors in each class serve for three-year terms unless there is a need to adjust the number of Directors in a class or they are unable to continue to serve due to death, resignation, retirement or disability or are otherwise removed from office during such term. The term of one class of directors expires each year at the Corporation’s annual meeting of shareholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by reassigning a director from another class. The Board also may create a new director position in any class and elect a director to hold the newly created position. In accordance with our Amended and Restated Articles of Incorporation, all directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires.

Voting for Directors

The Bylaws provide for cumulative voting in the election of directors. Accordingly, shareholders have the right to cumulate their votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., three) by the number of shares owned by such shareholder as of the close of business on the Record Date, to one individual nominee or among two or more nominees.

Board’s Role in Risk Oversight

The Board as a whole is responsible for risk management oversight of the Corporation and ensuring that management develops sound business strategies. The involvement of the full Board in setting the Corporation’s business strategy and objectives is integral to the Board’s assessment of our risk profile and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management, the Chief Risk Officer, Chief Information Officer, and the committees of the Board. The full Board continually evaluates risks such as financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk and addresses individual risk issues with management throughout the year as necessary.

While the Board has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its standing committees. In particular, the Audit Committee focuses on enterprise risks and related controls and procedures, including financial reporting, fraud and regulatory risks, as well as oversight of cybersecurity and information technology risk management. In December 2023, the Corporation formed the Cybersecurity Materiality Assessment Team, a multi-disciplinary committee consisting of our senior managers in operations, financing/accounting, information technology and risk management/human resources, which manages disclosure with respect to cybersecurity risk under the oversight of the Audit Committee. The Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation’s strategy and objectives. The Nominating and Governance Committee is responsible for overseeing the Corporation’s corporate governance and corporate governance principles.

Executive Sessions

The non-management directors have regularly scheduled executive sessions, both with and without the Chief Executive Officer. Any security holder who wants to communicate directly with the presiding director, currently our Board Chair, or the non-management directors as a group can do so by following the procedure below under "Communications with Directors”.

Communications with Directors

The Board has established a process to receive communications from shareholders and other interested parties. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or such individual or group or committee and sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the purpose of determining whether the contents represent a message to one or more of the Corporation’s directors. Depending on the subject matter, the Corporate Secretary may attempt to handle the inquiry directly, such as when it is a request for information about the Corporation or a stock-related matter. The Corporate Secretary also may not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

Annual Meeting Attendance

The Corporation encourages its directors to attend the Annual Meeting of the Corporation’s shareholders. All of the directors then in office were in attendance at the 2024 Annual Meeting.

BOARD COMMITTEES

Summary

During 2024, the Board had five standing committees: Audit Committee, Compensation Committee, Executive Committee, Nominating and Governance Committee and Finance and Investment Committee. The Board makes committee and committee chair assignments annually at its meeting immediately preceding the annual meeting of shareholders, although further changes to committee assignments may be made from time to time as deemed appropriate by the Board. The Nominating and Governance Committee Charter, the Compensation Committee Charter, the Audit Committee Charter, and the Corporate Governance Guidelines are available on the Corporation’s website at www.ampcopgh.com.

The current composition of the Board and each committee of the Board is set forth below:

Director	Audit Committee	Compensation Committee	Executive Committee	Finance and Investment Committee	Nominating and Governance Committee	Board of Directors
James J. Abel			C			C
Robert A. DeMichiei	C		X		X	X
Fredrick D. DiSanto				X		X
Elizabeth A. Fessenden		C	X	X		X
Michael I. German	X			C		X
William K. Lieberman		X	X		C	X
J. Brett McBrayer			X			X
Darrell L. McNair				X		X
Laurence E. Paul	X				X	X
Stephen E. Paul		X		X		X
2024 Meetings	5	6	0	7	3	9

X—Member

C—Chair

All of the directors attended at least 90% of the applicable Board and Committee meetings in 2024.

The non-management directors meet separately in regularly scheduled executive sessions without members of management present, except to the extent that the non-management directors request the attendance of one or more members of management. The Board Chair presides over meetings of the non-management directors.

Audit Committee

The Audit Committee held five meetings in 2024 and consists of three directors as of the date hereof: Robert A. DeMichiei (Chair), Michael I. German and Laurence E. Paul. None of the Audit Committee members is now, or has within the past five years been, an employee of the Corporation. The Board has determined that none of the members of the Audit Committee have any financial or personal ties to the Corporation (other than director compensation and equity ownership as described in this Proxy Statement) and that they meet the NYSE and SEC standards for independence applicable to members of the Audit Committee.

The Audit Committee reviews the Corporation’s accounting and reporting practices, including internal control procedures, and maintains a direct line of communication with the Directors and the independent accountants. The Audit Committee also is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm, as well as evaluating the performance of our internal audit function and our financial reporting processes. The Audit Committee also has oversight responsibility for the Corporation’s cybersecurity and information technology risk management.

The Board has determined that Mr. DeMichiei meets the SEC criteria to be deemed an “audit committee financial expert” and meets the NYSE standard of having accounting or related financial management expertise. Each member of the Audit Committee is financially literate.

Compensation Committee

The Compensation Committee met six times in 2024 and is comprised of three directors: Elizabeth A. Fessenden (Chair), William K. Lieberman and Stephen E. Paul. The Compensation Committee is responsible for reviewing and recommending to the Board compensation programs and policies and reviewing and recommending to the Board the participation of executives and other key management employees in the various compensation plans of the Corporation.

The Compensation Committee, under the terms of its charter, has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Compensation Committee in executive compensation matters. The Compensation Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors. In 2024, the Compensation Committee engaged Pay Governance LLC as its independent provider of compensation consulting services for decisions relating to 2024 compensation. The Compensation Committee can also utilize external legal advisors and assesses the independence of its advisors.

In 2020, the Compensation Committee was given oversight of aspects of the Corporation’s human capital management strategy that it may deem of importance to the long-term sustainability of the Corporation. The Compensation Committee is also the administrator of the Clawback Policy as of 2023.

Certain executive officers of the Corporation attend meetings of the Compensation Committee from time to time and are given the opportunity to express their views on executive compensation matters.

Each member of the Compensation Committee is a “non-employee director” of the Corporation as defined under Rule 16b-3 of the Exchange Act, and each member is also an “outside director” for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Executive Committee

The Executive Committee did not meet in 2024. It is comprised of the following five directors: James J. Abel (Chair), Robert A. DeMichiei, Elizabeth A. Fessenden, William K. Lieberman and J. Brett McBrayer. The Executive Committee is responsible for providing guidance and counsel to the Corporation’s management team on significant matters affecting the Corporation and taking action on behalf of the Board where required in exigent circumstances, such as where it is impracticable or infeasible to convene, or obtain the unanimous written consent of the full Board.

Finance and Investment Committee

The Finance and Investment Committee met seven times in 2024 and is comprised of the following five directors: Michael I. German (Chair), Fredrick D. DiSanto, Elizabeth A. Fessenden, Darrell L. McNair and Stephen E. Paul. The Finance and Investment Committee is principally responsible for making recommendations to the Board in connection with the Corporation’s investment guidelines, investment asset allocations, and financing activities.

Nominating and Governance Committee

The Nominating and Governance Committee met three times in 2024 and is comprised of the following three directors as of the date hereof: William K. Lieberman (Chair), Robert A. DeMichiei and Laurence E. Paul. The Nominating and Governance Committee is responsible for identifying individuals qualified to become directors and recommending candidates for membership on the Board and its committees, developing and recommending to the Board the Corporation’s corporate governance policies and reviewing the effectiveness of board governance, including overseeing an annual assessment of the performance of the Board and each of its committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of More Than Five Percent

The following table sets forth information, to the extent known by the Corporation, concerning individuals (other than directors or officers of the Corporation) or entities holding more than five percent of the outstanding shares of the Corporation’s Common Stock. The “percent of class” in the table below is calculated based upon 20,094,617 shares outstanding as of March 13, 2025.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Mario J. Gabelli (and entities which he controls or for which he acts as chief investment officer) One Corporate Center Rye, NY 10580	5,084,218	(1)	23.86%
The Louis Berkman Investment Company 600 Grant Street, Suite 3230 Pittsburgh, PA 15219	4,196,219	(2)	19.74%
Rutabaga Capital Management LLC/MA 121 High Street Boston, MA 02110	1,143,356	(3)	5.69%
Ancora Funds, Ancora Alternatives, Ancora Holdings and Mr. Fredrick DiSanto 6060 Parkland Blvd Suite 200 Cleveland, OH 44124	1,141,164	(4)	5.68%
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474	1,079,383	(5)	5.37%

(1)
According to the amended Schedule 13D filed with the SEC on November 22, 2022, Mario J. Gabelli beneficially owns 5,084,218 shares of which he has sole voting power with respect to 5,010,218 shares and sole dispositive power with respect to 5,084,218 shares. Of the 5,084,218 shares reported as beneficially owned, 1,211,020 are pursuant to Warrants to purchase common shares.
(2)
According to the amended Schedule 13D filed with the SEC on November 28, 2022, The Louis Berkman Investment Company beneficially owns 4,196,219 shares and has sole voting and dispositive power with respect to such shares. Of the 4,196,219 shares reported as beneficially owned, 1,161,427 are pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company which are exercisable prior to their expiration on August 1, 2025. Dr. Laurence E. Paul and Stephen E. Paul, each a director of the Corporation, own 34.22% and 33.82%, respectively, of The Louis Berkman Investment Company’s non-voting stock, held in various trusts.
(3)
According to the Schedule 13G filed with the SEC on February 25, 2025, Rutabaga Capital Management LLC/MA has sole voting and dispositive power with respect to 1,143,356 shares.
(4)
According to the Schedule 13D filed with the SEC on January 7, 2022 and amended on each of February 10, 2022 and March 31, 2023, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting shares and dispositive power for 1,068,531 shares. In addition, Mr. DiSanto beneficially owns 59,905 shares directly and 12,728 shares of restricted stock that will vest within sixty days.
(5)
According to the Schedule 13G filed with the SEC on November 14, 2024, Ameriprise Financial, Inc. (“AFI”) has shared voting and dispositive power with Columbia Management Investment Advisers, LLC (“CMIA”) with respect to 1,079,383 shares. AFI, the parent holding company of CMIA, and CMIA disclaim beneficial ownership of such shares.

Director and Executive Officer Stock Ownership

The following table sets forth as of March 13, 2024, information concerning the beneficial ownership of the Corporation’s Common Stock by the Directors and Named Executive Officers and all Directors and Executive Officers of the Corporation as a group. The “percent of class” in the table below is calculated based upon 20,094,617 shares outstanding as of March 13, 2025.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Stephen E. Paul	4,328,236	(1)	20.33%
Laurence E. Paul	4,278,184	(2)	20.11%
Fredrick D. DiSanto	1,141,164	(3)	5.68%
J. Brett McBrayer	313,966	(4)	1.56%
Michael I. German	229,056	(5)	1.14%
James J. Abel	154,899	(6)	*
Michael G. McAuley	140,067	(7)	*
Samuel C. Lyon	126,194	(8)	*
Elizabeth A. Fessenden	102,822	(9)	*
William K. Lieberman	63,184	(10)	*
Robert A. DeMichiei	65,457	(11)	*
Darrell L. McNair	44,824	(12)	*
Directors and Executive Officers as a group (13 persons)	6,829,523	(13)	31.61%

* Less than 1%

(1)
Represents 100,036 shares owned directly, 12,728 shares of restricted stock that will vest within sixty days, 19,253 shares pursuant to Warrants to purchase shares held directly by Mr. Paul, 3,034,792 shares owned by The Louis Berkman Investment Company and 1,161,427 shares pursuant to Warrants to purchase shares held by The Louis Berkman Investment Company. Mr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 33.82% of its non-voting stock.
(2)
Represents 58,912 shares owned directly, 12,728 shares of restricted stock that will vest within sixty days, 10,325 shares pursuant to Warrants to purchase shares held directly by Dr. Paul, 3,034,792 shares owned by The Louis Berkman Investment Company and 1,161,427 shares pursuant to Warrants to purchase shares held by The Louis Berkman Investment Company. Dr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 34.22% of its non-voting stock.
(3)
Represents 59,905 shares held directly and 12,728 shares of restricted stock that will vest within sixty days. According to the 13D filed with the SEC on December 28, 2021 and amended on each of February 10, 2022 and March 31, 2023, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting and dispositive power for 1,128,436 shares.
(4)
Represents 248,316 shares held directly and 65,650 shares of restricted stock units that will vest within sixty days.

(5)
Represents 156,214 shares held directly, 10,000 shares held jointly with spouse, 12,728 shares of restricted stock that will vest within sixty days and 50,114 shares pursuant to Warrants to purchase shares of Common Stock.
(6)
Represents 125,090 shares held directly, 12,728 shares of restricted stock that will vest within sixty days and 17,081 shares pursuant to Warrants to purchase shares of Common Stock.
(7)
Represents 110,213 shares held directly with the total number of shares rounded up to the nearest whole number of shares, 21,994 restricted stock units that will vest within sixty days and 7,860 shares pursuant to Warrants to purchase shares of Common Stock.
(8)
Represents 100,891 shares held directly and 21,120 restricted stock units that will vest within sixty days and 4,183 shares pursuant to Warrants to purchase shares of Common Stock.
(9)
Represents 90,094 shares held directly and 12,728 shares of restricted stock that will vest within sixty days.
(10)
Represents 25,456 shares held directly, 25,000 shares held jointly with spouse and 12,728 shares of restricted stock that will vest within sixty days.
(11)
Represents 52,729 shares held directly and 12,728 shares of restricted stock that will vest within sixty days.
(12)
Represents 25,456 shares held directly, 6,640 shares held by a trust of which he is a trustee and 12,728 shares of restricted stock that will vest within sixty days.
(13)
Excludes double counting of shares deemed to be beneficially owned by more than one director.

Unless otherwise indicated, the individuals named have sole investment and voting power.

NON-BINDING, ADVISORY VOTE ON COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

(Proposal 2)

The Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior results for Ampco, its shareholders and its other stakeholders. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal is our “Say-on-Pay” proposal. The Say-on-Pay vote is advisory and therefore not binding on the Corporation or the Board. However, the Board and the Compensation Committee will carefully review the opinions that our shareholders express and will take the outcome of the vote into account when making decisions regarding executive compensation. Our Board adopted a policy to hold this advisory vote on executive compensation annually.

We believe that the Say-on-Pay vote represents an additional means by which we may obtain important feedback from our shareholders about executive compensation. As set forth in the Executive Compensation Overview on the following page, the overall objectives of our executive compensation program are to provide compensation that is competitive, create a structure that is based on achievement of performance goals and provide incentive for long-term continued employment.

Upon consideration of the voting results for the proposal considered at the Corporation’s 2023 Annual Meeting of Shareholders regarding the frequency of advisory Say-on-Pay votes, the Board determined to hold an advisory Say-On-Pay vote annually. The Board will consider the results of the Say-On-Pay Proposal following the Annual Meeting of Shareholders.

Shareholders are encouraged to read the Executive Compensation Overview, starting on page 33, which discusses how the elements of the compensation packages for the named executive officers are determined, and review the Summary Compensation Table and the other related information following the Summary Compensation Table. The Board and the Compensation Committee believe that the Corporation’s policies and procedures on executive compensation are strongly aligned with the long-term interests of our shareholders and are effective in achieving the strategic goals of the Corporation. The Say-on-Pay vote gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program by voting for or against the following resolution:

“RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Corporation’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Overview, the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS RESOLUTION AND THEREBY ENDORSE THE CORPORATION’S EXECUTIVE COMPENSATION PROGRAM.

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

EXECUTIVE COMPENSATION OVERVIEW

In this CD&A, we summarize the compensation awarded to our executive officers listed in the Summary Compensation Table on page 45. We refer to these executive officers as our “named executive officers.”

Executive Compensation Overview describes the key features of our executive compensation program for 2024 for our “named executive officers”:

2024 Named Executive Officers

Name	Title (as of last day of 2024)
J. Brett McBrayer	Chief Executive Officer
Michael G. McAuley	Senior Vice President, Chief Financial Officer and Treasurer
Samuel C. Lyon	President of Union Electric Steel

We have divided this discussion into five parts:

1.
2024 Highlights
2.
Key Features of Our Executive Compensation Program
3.
2024 Compensation Objectives
4.
2024 Compensation Decisions
5.
Other Compensation Practices and Policies

2024 HIGHLIGHTS

Under the oversight of our Compensation Committee, our compensation program is designed to provide a competitive compensation structure that seeks to retain top performers, incentivize individual performance and enhance shareholder value in a responsible manner. In keeping with this design, the 2024 executive compensation program features a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. The chart below illustrates the target compensation opportunities in 2024 for Mr. McBrayer, our Chief Executive Officer (“CEO,” and also referred to as our “Principal Executive Officer” or “PEO”).

(1) The percentages are based on the approved base salary of the CEO at the time the compensation structure was established in March 2024, the target short-term incentive (“STI”) percentage, and the grant date fair value of the target long-term incentive awards granted.

Based on our business performance results, the named executive officers earned bonuses under the STI program, which illustrates our pay-for-performance philosophy and also motivates our officers to continue to focus their efforts on improvements in the overall financial results of the Corporation. The bonuses earned under the 2024 STI program are partially driven by the positive results in the Forged and Cast Engineered Products (“FCEP”) segment, which exceeded its target level, and the Air and Liquid Processing (“ALP”) segment, whose adjusted results exceeded its threshold level. This helped the Corporation to exceed its target level. In addition, the free cash flow metric exceeded its maximum.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our Compensation Committee (also referred to as the “Committee”) believes that our executive compensation program includes key features that align the interests of our named executive officers and the Corporation’s long-term strategic direction with the interests of our shareholders and is designed to avoid features that could misalign their interests.

KEY FEATURES

•
Align CEO Pay with Corporation Performance:

A significant portion of our CEO’s actual compensation is tied to annual performance goals and long-term shareholder returns. A majority of long-term incentive awards granted during 2024 to our CEO were provided as PSUs.

•
Use Long-Term Incentives to Link a Significant Portion of Named Executive Officer Pay to Corporation Performance:

A significant portion of compensation for our named executive officers is long-term incentives linked to Return on Invested Capital (“ROIC”) and relative total shareholder return (“rTSR”). In 2023, as an element of that year's long term incentive design, we also implemented a one-time performance-contingent grant of restricted stock units based on achievement of an average closing stock price of $10 per share (the “Price-Based PSUs”).

• Balance Short-Term and Long-Term Incentives: Our incentive programs provide an appropriate balance of annual and long-term incentives and include multiple measures of performance.

•
Limit Dilution in Low Stock Price Environment and Incentivize Executive Officers by Utilizing a Fixed Value for Equity Awards:

Consistent with our pay-for-performance ethos, and in an effort to avoid dilution to our shareholders, we determined the number of shares to be issued under equity awards granted to our executives based on $5.50 per share, which was the closing price of our Common Stock on the NYSE on the date of our 2022 award grant, rather than the closing price of $1.61 per share price on the date of our 2024 grants. As a result, the 2024 equity grants represented approximately 29% of the number of shares that would have been granted based on the closing price on the grant date.

•
Use of Performance Metrics:

A significant portion of each executive’s annual compensation is based on objective performance metrics. Our executive compensation program is designed so that a significant portion of compensation is “at-risk” based on corporate performance, as well as equity-based in order to align the interests of our executive officers and shareholders.

• Cap Incentive Awards: Annual incentive awards and PSUs include capped payouts (200% for annual incentives and 200% for PSUs based on ROIC and rTSR).

•
Mitigate Excessive Risk-taking Behaviors by Named Executive Officers:

Our executive compensation program includes features that reduce the possibility of our named executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value, such as a cap on annual incentive awards

•
Claw Back of Certain Executive Compensation:

We have implemented the Clawback Policy, which is applicable to executive officers pursuant to which, if the Corporation is required, because of negligence, misconduct, wrongdoing, breach of fiduciary duty or other violations, to restate financial results for any reporting period, the Compensation Committee is generally required to seek recoupment of any erroneously awarded compensation paid to such executive officers during the three-year period preceding the date on which the Corporation is required to prepare an accounting restatement to review the matter and determine what, if any, repayment executives will be required to make. In the event of an accounting restatement, the Clawback Policy further authorizes the recoupment of other compensation, including equity awards vesting solely based on continued employment, from named executive officers calculated in accordance with the Compensation Committee's sole discretion.

•
Use of Independent Compensation Consultant:

In 2024, the Committee engaged Pay Governance LLC, a compensation consulting firm ("Pay Governance"), to assist the Committee in fulfilling its responsibilities and duties. Pay Governance does not provide any other services to the Corporation. The Committee utilizes executive sessions with Pay Governance without management present to enhance governance.

•
Advice of Independent Compensation Consultant:

The Committee is kept apprised of current trends in executive compensation by Pay Governance and regularly considers implementing appropriate changes to its executive compensation program.

•
Use of Peer Group:

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities. The same peer group is used to determine our relative performance for vesting of the rTSR portion of PSU awards.

•
Multi-Year Vesting Periods:

The equity awards granted to our executive officers are earned over multi-year periods, consistent with current practice and our retention objectives. Our 2016 Omnibus Incentive Plan (as Amended and Restated) provides for a minimum vesting requirement of not less than one year for all award types.

•
No Section 280G Tax Gross-Up Rights:

We do not provide any Code Section 280G excise tax gross-up rights or any other significant tax gross-up rights to our executive officers other than for reasonable and customary relocation expenses.

•
No Option Repricing or Replacement without Shareholder Approval:

The Corporation’s 2016 Omnibus Incentive Plan (as Amended and Restated) prohibits “underwater” options from being repriced or replaced (either with new options or other equity awards), unless approved by our shareholders. Stock options were not part of the Corporation’s executive compensation program during 2024.

•
Tally Sheets:

In order to make well informed compensation decisions, the Committee reviews tally sheets that include each executive’s current and historical compensation amounts, stock ownership, and retirement amounts, as well as amounts owed by the Corporation upon various termination scenarios.

2024 COMPENSATION OBJECTIVES

The compensation paid or awarded to our named executive officers for 2024 was designed to meet the following objectives:

•
Provide compensation that is competitive with compensation for executive officers providing comparable services, taking into account the size of the Corporation, the nature of its business, and the location of its headquarters in order to attract and retain executive talent. We refer to this objective as “competitive compensation.”
•
Create a compensation structure under which a meaningful portion of total compensation is based on achievement of performance goals relating to the Corporation’s and the individuals’ performance and also to the enhancement of shareholder value. We refer to this objective as the “performance incentive.”
•
Provide an incentive for long-term continued employment with us. We refer to this objective as the “retention incentive.”

We believe various components of our 2024 compensation payments and awards meet the following objectives:

Type of Compensation	Objectives Addressed
Salary	-Competitive Compensation
Incentive Bonus Plan Awards	-Competitive Compensation -Performance Incentives -Retention Incentives
Restricted Stock Units	-Competitive Compensation -Retention Incentives
Performance Stock Units	-Competitive Compensation -Performance Incentives -Retention Incentives
Change in Control Severance Protection	-Competitive Compensation -Retention Incentives

In assessing competitive compensation, Pay Governance prepares a competitive assessment of executive compensation on an annual basis. With the analysis provided by and the perspective of the consultant, the Committee makes determinations regarding executive compensation. The Committee generally targets executive total target direct compensation opportunities at the 50th percentile of the peer group. Total target direct compensation is defined as the sum of base salary, target annual cash bonus and the target grant-date value of long-term incentive awards.

In 2024, compensation decisions for our CEO were recommended by the Compensation Committee and approved by the independent members of the Board. The Committee also made compensation decisions, in consultation with the CEO, with respect to the compensation of the executive officers who report directly to the CEO, including both of the other named executive officers.

2024 COMPENSATION DECISIONS

Salaries

New salary levels for our named executive officers were established in March 2024. Salary adjustments for our CEO are reviewed and must be approved by the independent members of the Board, after a recommendation by the Committee. The Committee is solely responsible for all other executive officer compensation decisions. Determinations by the Committee regarding salary adjustments are made based on a number of objective and subjective factors, including competitive market data, skills and expertise, the Corporation’s financial performance, and a qualitative analysis of each individual officer’s performance during the preceding year, taking into account such factors as leadership, commitment and execution of corporate initiatives and special projects assigned by the Board, the Board Chair, or the CEO. The Committee does not use a formula to calculate base salary adjustments for the CEO and other executive officers. The Committee and the CEO, as applicable, also consider whether there have been any material changes in an executive officer’s title, duties or responsibilities in the preceding year. When an executive officer has assumed significant additional duties, or has been promoted, an above-normal salary adjustment would typically be considered by the Committee or CEO, as applicable. Finally, in rare circumstances, the Committee and the CEO, as applicable, may decide to make a market adjustment in salaries if it is determined that salary levels for one or more of our executive officers have fallen materially below levels that they consider appropriate in order to maintain a competitive compensation package and to discourage valued executives from leaving to pursue other opportunities.

Generally, the differences in the level of pay between the named executive officers is the result of the determination by the Committee or by the CEO, over time, regarding the level of responsibility, function, experience, and length of service that each of the officers possess.

The base salary determinations for each named executive officer in 2024 were as follows:

Name	2024 Base Pre-Adjustment Salary ($)	2024 Base Adjusted Salary ($)	Percentage Increase
J. Brett McBrayer	675,000	700,000	3.7%
Michael G. McAuley	450,000	470,000	4.4%
Samuel C. Lyon	440,000	460,000	4.5%

Annual Incentive Plan

The annual incentive bonus plan is designed to incentivize performance in three categories: (i) operating income performance in our business segments (ii) operating income of the Corporation and (iii) corporate free cash flow. The annual incentive bonus total award for 2024 for Messrs. McBrayer and McAuley was determined using the formula below. The formula for Mr. Lyon applies a 35% weighting to the FCEP business segment performance, 35% overall corporate operating income, and 30% corporate free cash flow.

Target Annual Performance Incentive	x	30% Weighting	x	FCEP Segment Operating Income Attainment	=	Operating Income FCEP Segment Payout
+
Target Annual Performance Incentive	x	20% Weighting	x	ALP Segment Operating Income Attainment	=	Operating Income ALP Segment Payout
+
Target Annual Performance Incentive	x	20% Weighting	x	Total Corporation Operating Income Attainment	=	Corporate Overall Operating Income Payout
+
Target Annual Performance Incentive	x	30% Weighting	x	Corporate Free Cash Flow Attainment	=	Free Cash Flow Payout
___________________
Annual Incentive Award

Threshold, target and maximum levels were set for the performance goals, such that no amount would be paid for performance below threshold, 50% of target would be paid for performance at threshold, and no more than 200% of target would be paid for performance at or above maximum. The annual incentive plan provides discretion to modify payouts by +/- 30% for individuals based on their individual performance during the year with total award payment capped at 200% of target.

Reported Financial Results. The Committee reviews our financial performance following the end of the year and retains the authority to adjust our reported financial results for items causing significant differences from assumptions contained in our business plan. The Committee has adopted a set of guidelines to help it evaluate potential adjustments. These guidelines are intended to better reflect executives’ line-of-sight and ability to affect performance results, avoid artificial inflation or deflation of awards due to unusual or non-recurring items and emphasize long-term and sustainable growth. Adjustments for 2024 annual incentive primarily included an asbestos-related credit, foreign exchange loss, and certain unbudgeted professional service project fees.

Business Segment Performance Goals (Weighted 50%). The business performance portion of the annual incentive for Mr. McBrayer and Mr. McAuley was based on goals related to the income from operations achieved by the two business segments of the Corporation, the FCEP segment (weighted at 30%) and the ALP segment (weighted at 20%), as compared to the segments’ business plans for 2024. We weighted the FCEP segment more heavily since it is larger than the ALP segment, as determined based on revenue. The Committee continues to monitor the revenue of the ALP segment and may adjust the weighting accordingly in the future. The business performance portion of the annual incentive for Mr. Lyon was based on goals related to income from operations achieved solely by the FCEP segment as compared to the FCEP segment’s business plans for 2024. Income from operations was chosen by the Compensation Committee in the belief that it is the most accurate objective measure of business operating performance. The Committee eliminates most charges or windfalls that are generally beyond the control of the executives and adjusts actual results to allow for the exclusion, for example, of cost changes related to asbestos litigation, adjustments for acquisitions or divestitures, changes in accounting standards, and other similar charges.

Business Segment Operating Income Goals for 2024 ( $ in thousands)
FCEP segment (30% weight) (1)	Air and Liquid Processing segment (20% weight)(1)	Performance Achievement Level	Payout Percentage (of Target Award)
Less than 2,000	Less than 9,300	Below Threshold	0%
2,000	9,300	Threshold	50%
6,700	14,200	Target	100%
10,000	17,000	Maximum	200%

(1) Weights reflect allocation for Messrs. McBrayer and McAuley. FCEP segment has a 30% weight and ALP segment is given no weight for Mr. Lyon.

Corporate Operating Income (Weighted 20%). For this purpose, Corporate Operating Income refers to consolidated Income (Loss) from Operations from the Corporation’s consolidated income statement.

The following table shows the Corporate Operating Income portion of the design.

Corporate Operating Income

Achievement	2024 Corporate OI Goals ($ in thousands)	Payout Percentage (of target award)
Below Threshold		0%
Threshold	$0	50%
Target	$7,400	100%
Maximum	$11,000	200%

Corporate Free Cash Flow (Weighted 30%). For this purpose, Corporate Free Cash Flow is defined as cash flow provided by operating activities minus purchases of property, plant and equipment as observed in the Consolidated Statement of Cash Flows from the Corporation’s Forms 10-K or 10-Q. Important controllable elements of free cash flow are income, working capital (accounts receivable, inventories, accounts payable), asbestos and retirement benefit payments, and capital expenditures. The Committee may adjust Corporate Free Cash Flow for unusual cash uses, windfalls or grants used to fund capital expenditures.

The following table shows the Corporate Free Cash Flow portion of the design.

Corporate Free Cash Flow Performance Goals

Achievement	2024 Corporate FCF Goals ($ in thousands)	Payout Percentage (of target award)
Below Threshold		0%
Threshold	$(12,300)	50%
Target	$1,600	100%
Maximum	$7,900	200%

Target Annual Incentive Awards. Target annual incentive awards were established by the Compensation Committee as a percentage of base salary for each named executive officer, intending to provide a competitive bonus opportunity aligned to the named executive officer’s role, responsibilities and historic pay, as follows:

Name	Target Annual Incentive As % of Base Salary	Target Annual Incentive Amount
J. Brett McBrayer	100%	$700,000
Michael G. McAuley	65%	$305,500
Samuel C. Lyon	65%	$299,000

2024 Annual Incentive Award Decisions Based on Performance. Our named executive officers achieved the following results under the annual incentive bonus plan:

•
Business Performance Portion: The FCEP segment had operating income, as adjusted, for 2024 that exceeded the target level of performance for that business segment, resulting in payment above target for that portion of the 2024 annual incentive award for the named executive officers. The ALP segment’s operating income, as adjusted, was between threshold and target level of performance, resulting in the payment below target for that portion of the 2024 annual incentive award.
•
Corporate Operating Income: The Overall Corporate Operating Income, as adjusted for 2024, exceeded the target level of performance.
•
Corporate Free Cash Flow: The Corporation’s free cash flow, as adjusted, for 2024 exceeded the maximum level of performance resulting in maximum payout for that portion of the 2024 annual incentive award for the named executive officers.
•
Individual Performance Modifier: Following a qualitative analysis of each individual executive officer's performance during the preceding year, the Compensation Committee approved the STI payout with no modifier for executive officers and recommended approval by the independent board members of the STI payout for the CEO. The following table summarizes the areas of performance considered material to the 2024 annual incentive award:

Name	2024 Performance Summary
J. Brett McBrayer

-Oversaw execution of 2024 Environmental, Health and Safety Risk Reduction Plan for both business segments
-Evaluated plant capacity and business portfolio maximization opportunities
-Oversaw successful execution/startup of new manufacturing equipment for both business segments

Michael G. McAuley	-Managed liquidity needs while controlling debt -Actively managed asbestos product liability -Free cash flow management/optimization achievement
Samuel C. Lyon

-Executed 2024 Environmental, Health, and Safety Risk Reduction Plan
-Maximized cast plant utilization and manage options for excess capacity
-Realized cost savings from new equipment
-Executed price increases
-Explored business portfolio management opportunities

The Compensation Committee approved the following annual incentive awards for the named executive officers for 2024, which are included in the Summary Compensation Table for 2024 under “Non-Equity Incentive Plan Compensation”:

Name	Target Annual Incentive Award	FCEP Operating Income (30% weighting) (1)	+	A&LP Operating Income (20% weighting) (1)	Corporate Operating Income (30% weighting)	+	Corporate Free Cash Flow (30% weighting)	+	Individual Performance Modifier	=	Actual Annual Incentive Award
J. Brett McBrayer	$700,000	$420,000		$103,964	$187,866		$420,000		$—		$1,131,830
Michael G. McAuley	$305,500	$183,300		$45,373	$81,990		$183,300		$—		$493,963
Samuel C. Lyon	$299,000	$209,300		$—	$140,430		$179,400		$—		$529,130

(1) Weights reflect allocation for Messrs. McBrayer and McAuley. FCEP segment has a 30% weight and ALP segment is given no weight for Mr. Lyon.

For each of the Annual Performance components of the annual incentive award, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

Long-Term Incentive Plan

The Corporation has adopted the 2016 Omnibus Incentive Plan (as Amended and Restated) under which the Compensation Committee may grant the named executive officers and other key employees a variety of types of equity-based awards. The Committee believes that annual grants of equity-based awards serve the purpose of aligning the interests of our named executive officers with the interests of our shareholders. Vesting conditions for equity-based awards also encourage executive retention. The Compensation Committee generally approves annual grants of long-term incentive awards in the form of Performance Stock Units (“PSU”) (vesting based on performance of rTSR and ROIC over a three-year performance period) and Restricted Stock Units (“RSU”) (vesting based on continued employment at the time of each vesting anniversary). The Committee believes the current mix of equity incentive awards further ties compensation to our Corporation’s performance while also aligning interests with our Corporation’s long-term shareholders and encouraging retention.

In order to determine the number of shares to grant in 2024, the Committee calculated the number of shares of Common Stock subject to the long-term incentive awards equal to the target long-term incentive amount summarized below based on a per share price of $5.50 rather than $1.61, the closing price of Common Stock on the date of grant. This resulted in executives receiving RSU, rTSR PSU and ROIC PSU awards of fewer shares at target levels than they would have received if the number of shares were determined based on the fair market value on the date of grant. This was the second consecutive year and third years in the last five years in which the Committee has reduced the number of shares granted to executive officers based on a per share price calculation at a higher price than the closing price of Common Stock on the date of grant.

The Committee determined that using a per share price of $5.50 had the benefit of preserving shares and impeding the ability of our executive officers from profiting from a low stock price environment. However, compensating our executives at this significant discount to market compensation goes counter to the retention aspect of equity awards.

In 2023, the Compensation Committee recommended, and the Board approved, Price-Based PSUs, a new performance-contingent grant of restricted stock units based on achievement of an average closing stock price of $10 over any 10-day period between May 15, 2023 and May 15, 2027. Under this additional element to the 2023 long-term incentive plan design upon achievement of the performance milestone and such executive officer's continued service through the one-year anniversary of the grant date, Mr. McBrayer would receive 100,000 shares of common stock and the other named executive officers would receive 50,000 shares of common stock.

Target Award Amounts. The Compensation Committee sets a target dollar amount for the value of long-term incentive awards granted each year, intending to provide a competitive long-term incentive award opportunity aligned to the named executive officer’s role, responsibilities and historic pay. Those target amounts for 2024 were as follows:

Name	Target Long-Term Incentive As % of Base Salary (1)	Target Long-Term Incentive Amount (2)
J. Brett McBrayer	170%	$1,190,000
Michael G. McAuley	85%	$399,500
Samuel C. Lyon	80%	$368,000

(1)
Based on the base salary at the time long-term incentive awards were granted.
(2)
Amounts reflected under Target Long-Term Incentive Amount give effect to the $5.50 per share amount used to determine the number of shares subject to awards at target level.

Whether the named executive officers realize these target amounts depends on our financial results and stock price performance and the executive’s continued employment with us.

Mix of Awards: PSUs and RSUs. For 2024, the Compensation Committee has determined that the long-term incentive awards for the named executive officers should be provided in a balanced mix of RSUs, weighted 33%; ROIC PSUs, weighted 34% and rTSR PSUs, weighted 33%. This weighting, and the performance requirements for PSUs discussed below, is intended to further align the compensation realized by our named executive officers over time with the Corporation’s performance. The rTSR PSUs and ROIC PSUs, to the extent earned based on performance, do not vest until the third anniversary of the grant date following the end of the performance period and the RSUs vest in three equal annual installments starting on the first anniversary of the grant date, to further encourage executive retention. Beginning in 2023, the grants are made on or about May 15 each year.

Performance Design for ROIC and rTSR PSUs. ROIC PSUs and rTSR PSUs become earned based on the Corporation’s performance over a three-year performance period, from 2024 to 2026. The Compensation Committee determined that the performance vesting conditions should be based on a mix of our performance against pre-determined goals regarding ROIC and our rTSR as compared against a peer group over the performance period. The ROIC (calculated as net income divided by the sum of average total debt and shareholders’ equity) performance is subject to certain adjustments for mergers and acquisitions, restructurings, foreign exchange fluctuations and accounting changes, among other items, which the Committee deems appropriate. rTSR performance ensures that compensation results are tied to our relative performance against our peers. For the 2022, 2023, and 2024 performance plans, the ROIC target range was based on a 3-year average ROIC over the performance period.

The following table shows the ROIC design:

ROIC Performance Goals

Achievement	% of ROIC Portion Target Earned
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

The following table shows the rTSR design. rTSR includes cumulative cash dividends (without interest) declared during the performance period. To guard against stock price volatility, the beginning and ending stock prices for determining rTSR are based on an eleven-trading day average using the closing price on the applicable date +/- 5 trading days.

rTSR Performance Goals

Achievement	rTSR Percentile Rank	% of rTSR Portion Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	75th percentile and above	200%

The peer companies for this purpose selected by the Compensation Committee are the same as used by the Committee to review the competitiveness of our executive compensation program, as discussed further below.

For each of the ROIC and rTSR performance goals, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

2024 Results for ROIC PSUs and rTSR PSUs granted in 2022. Neither the rTSR nor ROIC performance goals were achieved for the 2022-2024 PSUs and as a result the PSU award opportunity was forfeited.

Participant	2022 rTSR PSUs Granted	2022 ROIC PSUs Granted	2022 Total PSUs Granted	rTSR Shares Earned (Attainment 0%)	ROIC Shares Earned (Attainment 0%)	Total Shares Earned
J. Brett McBrayer	37,208	62,591	99,799	—	—	0
Michael G. McAuley	12,502	21,031	33,533	—	—	0
Samuel C. Lyon	12,348	20,771	33,119	—	—	0

Executive Officer Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our executive officers with those of our shareholders

In 2020, the Board, upon recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, (i) the CEO to hold stock at a target level of three times his base salary; and (ii) other Executive Officers to hold stock at a target level of one times their base salaries.

Rather than a period of time requirement for achieving compliance with the guidelines, directors and officers are not permitted to sell or transfer more that 50% of any Corporation-granted shares until their guideline ownership levels have been met. The Compensation Committee reviews progress to ownership levels on an annual basis.

As CEO of the Corporation, Mr. McBrayer is required to hold stock valued at three times his base salary, or $2,100,000 in 2024. Mr. McAuley and Mr. Lyon are required to hold stock valued at one time their base salary. The following table shows the value of each named executive officer's holdings in Ampco Common Stock as of March 13, 2025, based on the closing price of our Common Stock on NYSE on that date. Each of these amounts includes unvested restricted stock units and performance share units for which the applicable performance threshold has been achieved, if applicable, but have not yet settled. The Compensation Committee continues to assess the target levels and holdings of each executive in light of the value of the stock price, among other factors.

Name	Value of Ampco Stock ($)
J. Brett McBrayer	$681,306
Michael G. McAuley	$286,889
Samuel C. Lyon	$264,764

OTHER COMPENSATION PRACTICES AND POLICIES

See “Key Features of Our Executive Compensation Program” above for a summary of a number of key policies and practices designed to result in a balanced executive compensation program that encourages appropriate, and not excessive, levels of risk taking by our named executive officers. Below are certain additional policies and practices regarding our program:

Use of Peer Companies

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities for our named executive officers. The Committee uses this information for general context on executive compensation practices and levels in the market and does not have a formal policy to benchmark compensation mix or levels for the named executive officers to a specified competitive level against these peers.

The Committee approved the peer group below for use in 2024, taking into account size and complexity of the business of these peer companies based on revenue, total assets and market cap. At the time established, the Corporation’s revenue was reasonably positioned relative to the peers. The Corporation’s relative positioning of other metrics was well-balanced with market cap positioned below the median while assets and employee count were positioned above the median. The peer company list approved for 2024 was as follows:

Ascent Industries Co. Core Molding Technologies, Inc. DMC Global Inc. Douglas Dynamics, Inc. FreightCar America, Inc. Gorman-Rupp Company	Haynes International, Inc. Hurco Companies, Inc. Insteel Industries, Inc. L.B. Foster Company Manitex International, Inc. NN, Inc.	Northwest Pipe Company Thermon Group Holdings, Inc. Tredegar Corporation Twin Disc, Incorporated Universal Stainless & Alloy Products, Inc.

Ongoing and Post-Employment Agreements

In 2018, the Board adopted the Ampco-Pittsburgh Corporation Executive Severance Plan (the “Executive Severance Plan”) for key executive officers of the Corporation other than the CEO (whose severance benefits were addressed in his offer letter). The Executive Severance Plan expired on its terms in 2020 and was not renewed. We also have a legacy supplemental executive retirement plan that enables certain of our named executive officers to accrue retirement benefits as the executive continues to work for us, as well as change in control agreements that could provide severance benefits upon a change in control. These plans and agreements are designed to be a part of a competitive compensation package. The plans and agreements described below do not include plans that are generally available to all of our salaried employees:

•
Supplemental Executive Retirement Plan (“SERP”) — We maintain a SERP, which is a nonqualified deferred compensation plan that provides benefits for executives in excess of the benefits that may be provided under our tax qualified defined benefit retirement plan as a result of limits imposed by the Internal Revenue Code. The SERP also provides additional payment rights and benefits in the event of a change in control. The SERP is described under “Retirement Benefits” below. The SERP benefits are frozen as of the date hereof and none of the named executive officers were eligible for this plan during 2024.
•
Change in Control Agreements — We have change in control agreements with respect to each of our executive officers so that our executive officers remain focused on the interests of the Corporation and the shareholders, rather than their personal circumstances, in the context of a potential change in control. Our agreements with executive officers provide for payments and other benefits only if we terminate an executive officer’s employment without cause or if the executive officer terminates employment for “good reason” within 24 months following a change in control. The Change in Control agreements are described under “Potential Payments Upon Termination, Resignation or Change in Control” below.
•
In June 2018, we entered into a letter agreement with Mr. McBrayer for his employment as our Chief Executive Officer (as amended, the “CEO Offer Letter”). Pursuant to the CEO Offer Letter, Mr. McBrayer is entitled to receive a base salary that is subject to regular review, participation in our equity incentive plan and our annual incentive program. In addition, Mr. McBrayer is entitled to receive a membership in the Duquesne Club which is used for company business and reimbursement for financial and tax advisor services of up to $12,000 per year. Mr. McBrayer also received certain relocation benefits and may participate in our benefit programs, including the Corporation’s 401(k) savings plan, which provides for a 100% match on the first 5% of Mr. McBrayer’s contribution. See “Potential Payments Upon Termination, Resignation or Change in Control – Change in Control Agreements and SERP” for a description of McBrayer’s Change in Control Agreement. In addition, upon a termination other than for “Cause” (as defined in the letter agreement), Mr. McBrayer would be entitled to receive 12 months of base compensation, and in connection with Mr. McBrayer’s employment he was appointed to the Board.

In the event that his employment as Chief Executive Officer is terminated, he will tender his resignation as a director, subject to acceptance by the Board.

Tax Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. Given our current compensation levels, the potential impact of Section 162(m) has not been a material consideration for the Committee. While the Tax Cuts and Jobs Act may limit the deductibility of compensation paid to the named executive officers in the future, the Committee will—consistent with its past practice—design compensation programs that are in the best long-term interests of the Corporation and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

SUMMARY COMPENSATION TABLE

Summary compensation information for our named executive officers for 2024 is set forth in the following table:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year ($)	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
PEO—J. Brett McBrayer	2024	693,750	0	351,202	1,131,830	43,725	2,220,507
Chief Executive Officer	2023	675,000	0	792,682	737,961	40,000	2,245,643

Michael G. McAuley	2024	465,000	0	117,904	493,963	29,250	1,106,117
Senior Vice President, Chief Financial Officer and Treasurer	2023	443,813	0	291,228	295,194	28,500	1,058,735

Samuel C. Lyon	2024	455,000	0	108,608	529,130	27,250	1,119,988
President of Union Electric Steel	2023	435,000	0	286,555	292,791	26,500	1,040,846

(1)
The values set forth in this column represent the aggregate grant date fair value of awards of RSUs and PSUs pursuant to our 2016 Omnibus Incentive Plan (as Amended and Restated), consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant dated under FASB Accounting Standard Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. With respect to awards made in 2024, a portion of the PSUs (up to 34% of the total target long-term incentive awards) becomes earned at the end of a three-year period, based on the Corporation’s average ROIC from 2024 to 2026, and the remaining portion (up to 33% of the total target long-term incentive awards) becomes earned based on our rTSR over the three-year performance period. The remaining 33% of the target long-term incentive awards is attributable to RSUs. For the 2024 ROIC portion of the PSUs, the grant date fair value was calculated based on an assumed probable outcome of target performance. Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the 2024 grant date fair values would have been the following: $236,876 for Mr. McBrayer; $79,524 for Mr. McAuley and $73,255 for Mr. Lyon. For the rTSR portion of the PSUs, the grant date fair value was calculated using the Monte Carlo Methodology, resulting in a grant date fair value of $1.65. Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the grant date fair values for that portion of the PSUs in the table for 2024 would have been the following: $235,620 for Mr. McBrayer; $79,101 for Mr. McAuley, and $72,864 for Mr. Lyon. The assumptions made in calculating the grant date fair values are set forth in Note 17 to our financial statements included in our Annual Report for the year ended December 31, 2024. For additional information on the PSUs, see “Long-Term Incentive Awards” discussion under the Executive Compensation Overview.
(2)
Represents Corporation contributions to the 401(k) Plan, a perquisite allowance and reimbursement for tax preparation and financial consulting services. Included in "All Other Compensation" are the following amounts:

Name	Company Contribution to 401(k) Plan ($)	Other ($)
J. Brett McBrayer	17,250	26,475
Michael G. McAuley	17,250	12,000
Samuel C. Lyon	17,250	10,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes certain information regarding outstanding equity awards at fiscal year-end:

	Option Awards				Stock Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of shares or units of stock that have not vested(#)(1)	Market value of shares or units of stock that have not vested($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested($)(4)
J. Brett McBrayer					134,852	281,841	238,264	497,972
Michael G. McAuley					45,176	94,418	96,262	201,188
Samuel C. Lyon					42,882	89,623	93,855	196,157

(1)
The amounts shown in this column reflect the aggregate number of unvested RSUs granted on May 5, 2022, May 15, 2023 and May 15, 2024. These unvested RSUs vest in three equal annual installments beginning May 5, 2025, May 15, 2026 and May 15, 2027, respectively, as summarized below.

Name	Grant Date	# of Unvested Shares	Vesting Date
J. Brett McBrayer	5/5/2022	20,251	5/5/2025
	5/15/2023	21,600	5/15/2025
	5/15/2023	21,601	5/15/2026
	5/15/2024	23,799	5/15/2025
	5/15/2024	23,800	5/15/2026
	5/15/2024	23,801	5/15/2027
Michael G. McAuley	5/5/2022	6,805	5/5/2025
	5/15/2023	7,200	5/15/2025
	5/15/2023	7,201	5/15/2026
	5/15/2024	7,989	5/15/2025
	5/15/2024	7,990	5/15/2026
	5/15/2024	7,991	5/15/2027
Samuel C. Lyon	5/5/2022	6,721	5/5/2025
	5/15/2023	7,040	5/15/2025
	5/15/2023	7,041	5/15/2026
	5/15/2024	7,359	5/15/2025
	5/15/2024	7,360	5/15/2026
	5/15/2024	7,361	5/15/2027

(2)
The amounts shown in this column represent the market value of these stock awards based on a closing market price of $2.09 per share as of the close of trading on December 31, 2024 (the last trading day of our fiscal year).
(3)
The amounts shown in this column include the rTSR and ROIC portions of the PSUs awarded in 2023 and 2024 that remain subject to future performance. For purposes of determining the amounts shown in this column, we assumed achievement of threshold performance goals. The actual number may be more or less depending on the Corporation’s performance during the applicable three-year performance period. If maximum level of performance is achieved, the number of shares that will vest will be 553,056 for Mr. McBrayer, 185,048 for Mr. McAuley and 175,420 for Mr. Lyon. In addition, the amounts shown in this column include the Price-Based PSUs that remain subject to future performance. We assumed achievement of the performance requirements with respect to such awards. All PSUs are scheduled to vest as summarized below:

Name	Grant Date	# of Unvested Shares	Vesting Date	Total(#)
J. Brett McBrayer
	5/15/2023	65,782	5/15/2026
	5/15/2024	72,482	5/15/2027
				138,264
Michael G. McAuley
	5/15/2023	21,928	5/15/2026
	5/15/2024	24,334	5/15/2027	46,262

Samuel C. Lyon
	5/15/2023	21,440	5/15/2026
	5/15/2024	22,415	5/15/2027
				43,855

For PSUs awarded in 2022, the rTSR and ROIC performance of the Corporation for the 2022-2024 performance period was below threshold value and as such, no stock will be issued at vesting date (May 5, 2025) with respect to the 2022 awards.

(4)
The amounts shown in this column represent the value of the rTSR and ROIC portion of the unvested PSUs based on the closing market price of our Common Stock, or $2.09, as of the close of trading on December 31, 2024. If maximum level of performance is achieved, the value of shares that will vest will be $1,155,887 for Mr. McBrayer, $386,750 for Mr. McAuley and $366,628 for Mr. Lyon.

RETIREMENT BENEFITS

The Corporation also maintains a tax-qualified defined benefit pension plan (the “Pension Plan”) that covers substantially all regular employees who were employed prior to June 30, 2015, the date on which benefit accruals under the Pension Plan were frozen. None of the named executive officers are covered under the Pension Plan since their employment with the Corporation began after June 30, 2015.

As noted above, the Corporation also maintains a SERP for certain of its current and former executives; that plan provides retirement benefits after completion of ten years of service and attainment of age 55. The combined retirement benefit at age 65 or older provided by the Pension Plan and the SERP is 50% of the highest consecutive five-year average earnings in the final ten years of service. Earnings for this purpose generally include all cash compensation, including base salary and annual incentive awards, but excludes certain extra compensation such as compensation from the exercise of stock options. Participants are eligible for reduced benefits for early retirement at age 55. A benefit equal to 50% of the benefit otherwise payable at age 65 is paid to the surviving spouse of any participant who has had at least five years of service, commencing on the later of the month following the participant’s death or the month the participant would have reached age 55. In addition, there is an offset for pensions from other companies. None of the named executive offers are eligible for this SERP benefit.

POTENTIAL PAYMENTS UPON TERMINATION, RESIGNATION OR CHANGE IN CONTROL

Change in Control Agreements and SERP

Each of the named executive officers is party to a change in control agreement with the Corporation. Per the terms of change in control agreements, the named executive officer would be entitled to receive upon a change in control, (i) three times the sum of annual salary and bonus paid for the prior year, (ii) continuation of employee benefits for two years (three years for Mr. McBrayer), (iii) cash payment in cancellation of outstanding stock options equal to the spread (if any) based on the greater of the stock price at termination and the price received in the change in control and the exercise price, and (iv) accelerated vesting of unvested restricted stock units.

The Corporation does not provide any tax gross-up payments under these agreements related to excise taxes under Internal Revenue Code Section 280G and 4999, or otherwise. Instead, the agreements provide for a cutback in benefits to avoid triggering such excise taxes, unless the named executive officer would receive a greater after-tax amount without such cutback.

A “change in control” occurs for purposes of the change in control agreements and the SERP:

•
If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•
If for two consecutive years there ceases to be a majority on the Board of individuals who at the beginning of the period were Board members, other than a new director whose election was approved by a vote of

2/3 of directors then still in office who were directors at beginning of the period or whose election or nomination for election was previously approved;
•
If the shareholders approve a merger or consolidation in which the Corporation’s Common Stock is converted into shares of another corporation or cash or other property or the Corporation’s Common Stock is not converted but 40% of the surviving corporation in the merger is owned by shareholders other than those who owned the Corporation’s Common Stock prior to merger;
•
If there occurs any transaction which results in the Corporation’s Common Stock no longer being publicly traded; or
•
If the shareholders of the Corporation approve a plan of complete liquidation or agreement for sale or disposition of substantially all assets followed by distribution of proceeds to shareholders.

A termination for “cause” occurs in each of the following cases:

•
willful and continued failure to substantially perform duties (other than due to disability) consistent with the named executive officer’s position with the Corporation (subject to notice and cure provisions);
•
willful engagement in conduct that is demonstrably and materially injurious to the Corporation; or
•
the named executive officer’s conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.

A named executive officer may claim “good reason” for termination in the following events, subject to certain notice requirements and an opportunity for the Corporation to cure:

•
a reduction in scope of duties and authority or adverse change in reporting relationship;
•
a reduction in base salary or bonus (unless similar reductions in bonuses are made for all executives);
•
relocation of the executive by the Corporation greater than 25 miles;
•
the failure by the Corporation to continue in effect any of the Corporation’s employee benefit plans, policies, practices in which the named executive officer participated before the change in control; or
•
failure to cause the change in control agreement to be assumed by the Corporation’s successor.

See “Ongoing and Post-Employment Agreements” above for a summary of certain severance rights set forth in Mr. McBrayer’s offer letter.

2016 Omnibus Incentive Plan

The terms of the 2016 Omnibus Incentive Plan (as Amended and Restated), include special vesting provisions in case of termination of employment due to a change in control. In that case, RSUs become fully vested and PSUs become vested as follows: (A) for the rTSR and ROIC portions of the PSUs, a prorated number of the PSUs will become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the performance period completed through the date of such termination; (B) for any performance-adjusted PSUs related to the EPS portion for any previously completed year in the performance period, such performance-adjusted PSUs will become immediately earned and vested as of the date of such termination; and (C) for the one-third portion of the EPS portion being earned for the year of such termination, a prorated number of such PSUs shall become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the applicable year completed through the date of such termination.

Under the Amended and Restated 2016 Omnibus Incentive Plan (as Amended and Restated), a “change in control” occurs:

•
If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•
If any election has occurred of persons to the Board that causes fewer than two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the 2016 Omnibus Incentive Plan (as Amended and Restated) and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on that effective date;
•
Upon consummation (i.e., closing) of a reorganization, merger or consolidation involving the Corporation, unless, following such reorganization, merger or consolidation, the owners of the Corporation before the transaction own more than 75% of the resulting entity;
•
Upon consummation (i.e., closing) of a sale of substantially all of the Corporation’s assets, unless the owners of the Corporation before the transaction own more than 75% of the purchaser; or
•
If there is a complete liquidation or dissolution of the Corporation.

During 2024, the Corporation did not award stock options within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. The Company has no specific policy on the timing of awards of such instruments in relation to the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Corporation’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that incorporate other Corporation filings, including this Proxy Statement, the following Report of the Compensation Committee does not constitute soliciting material and shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, it has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Elizabeth A. Fessenden (Chair)
William K. Lieberman
Stephen E. Paul

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Corporation’s policies and procedures for reviewing, approving and ratifying transactions with related persons are set forth in the Corporation’s Corporate Governance Guidelines, which are available on the Corporation’s website at www.ampcopgh.com. Under these policies and procedures, the Corporation’s management is responsible for determining whether a particular transaction should be referred to the Nominating and Governance Committee for consideration. The Nominating and Governance Committee then determines whether to approve, ratify, revise the terms of, reject the transaction or refer the transaction to the full Board or another appropriate committee of the Board for approval or ratification. The policy and procedures apply to transactions involving an amount in excess of $120,000 in which a related person has a direct or indirect material interest. There were no such transactions since January 1, 2023. The policy and procedures generally do not apply to employment matters (except employment of an executive officer who is an immediate family member of another executive officer), director compensation, commercial transactions in the ordinary course of business under ordinary business terms, charitable contributions, transactions such as payment of dividends where all shareholders receive the same proportional benefits and transactions involving competitive bids.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements included in the Corporation’s Annual Report for the year ended December 31, 2024, with management and discussed those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards with BDO USA, P.C. (“BDO”).

The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the audit committee concerning independence and has discussed with BDO its independence.

Based on the review and discussions referred to in the preceding paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report for the last fiscal year for filing with the SEC.

The following table summarizes the aggregate fees billed to the Corporation by BDO in 2023 and 2024:

	2024	2023
Audit fees (a)	$1,126,351	$1,054,516
Audit-related fees (b)	—	—
Tax fees (c)		160,000
All other fees	—	—
Total	$1,126,351	$1,214,516

(a)
Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries.
(b)
Fees for audit-related services related to attest services not required by statute or regulation.
(c)
Fees for tax-related services related to transfer pricing studies.

In considering the nature of the services provided by our independent auditors, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent auditors and the Corporation’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC. All services provided by our independent auditors and reflected in the table above were approved by the Audit Committee in accordance with the policy described below.

The Audit Committee has adopted a Policy for Approval of Audit and Non-Audit Services (the “Policy”) provided by the Corporation’s independent auditor. According to the Policy, the Corporation’s independent auditor may not provide the following services to the Corporation:

•
maintain or prepare the Corporation’s accounting records or prepare the Corporation’s financial statements that are either filed with the SEC or form the basis of financial statements filed with the SEC;
•
provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Corporation’s financial statements or where the independent auditor would audit the results;
•
provide certain management or human resource functions;
•
serve as a broker-dealer, promoter or underwriter of the Corporation’s securities;
•
provide any service in which the person providing the service must be admitted to practice before the courts of a U.S. jurisdiction;
•
provide any internal audit services relating to accounting controls, financial systems, or financial statements; or
•
design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements, taken as a whole.

In addition, in connection with its adoption of the Policy, the Audit Committee pre-approved certain audit-related and other non-prohibited services. Any services not prohibited or pre-approved by the Policy must be pre-approved by the Audit Committee in accordance with the Policy. The Policy is reviewed and approved annually by the Board.

AUDIT COMMITTEE

Robert A. DeMichiei (Chair)
Michael I. German
Laurence E. Paul

APPROVAL OF THE AMPCO-PITTSBURGH CORPORATION 2016 OMNIBUS INCENTIVE PLAN (AS AMENDED AND RESTATED)

(Proposal 3)

Background

On March 6, 2025, the Board of Directors approved, subject to shareholder approval, an amendment and restatement of the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan (the “Restated Plan”). If the Restated Plan is approved by our shareholders, it will authorize the issuance of a number of additional shares of the Corporation’s Common Stock equal to 500,000 shares. Following such approval, the aggregate number of shares of the Corporation’s Common Stock authorized for issuance under the Restated Plan would increase to 4,200,000 plus shares of the Corporation’s Common Stock underlying any outstanding award granted under the 2011 Omnibus Incentive Plan (the “Predecessor Plan”) that, following the effective date of the 2016 Omnibus Incentive Plan originally adopted on May 5, 2016, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new awards under the Restated Plan. The Restated Plan will amend and restate the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan, as previously amended and restated as of May 13, 2021 and May 18, 2023 (the “Initial Plan”). Any awards outstanding under the Initial Plan on the date of shareholder approval of the Restated Plan will be subject to and paid under the Initial Plan, and any shares subject to outstanding awards under the Initial Plan that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the Restated Plan.

The Initial Plan is currently the only Company plan providing for the issuance of equity-based awards. The Compensation Committee or the Board of Directors, which will administer the Restated Plan, recommended the adoption of the Restated Plan after reviewing the Initial Plan and, based on that review, determining that an insufficient number of shares were available under the Initial Plan to provide future grants of stock options and other share-based awards to the Company’s directors, officers and employees. As of March 13, 2025, approximately 917,044 shares remained available for issuance under the Initial Plan. As of March 13, 2025, 758,838 full-value awards, consisting of RSUs and PSUs, were outstanding. PSU shares are calculated at target payout.

The Board believes that the number of shares requested for the Restated Plan is reasonable. Based on our estimated future run rate consistent with current grant practices (and depending on assumptions about future stock price), we estimate that the shares requested under the Restated Plan should last at least one additional year and potentially longer depending on factors such as new hires, stock price, and grant level needs. We have reviewed our current grant practices and run rate with Pay Governance, the Company's independent compensation consultant, and believe that our run rate is within competitive norms. The Board believes that the actions taken in 2023 and 2024 to reduce the number of shares granted to executives and directors by calculating the number of shares of Common Stock based on share price of $5.50 rather than the closing price ($1.61 in 2024 and $2.73 in 2023) on the date of the grant has demonstrated prudent management of the number of shares authorized by the shareholders. Further explanation is available in discussion of Director Compensation (page 21) and the discussion of Long-Term Incentive for the named executive officers (page 40).

The Board of Directors recommends that shareholders approve the Restated Plan. The purpose of the Restated Plan is to enhance the Corporation’s ability to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors, and to motivate such service providers to serve the Corporation and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. The Restated Plan also allows the Corporation to promote greater ownership in the Corporation by such service providers in order to align their interests more closely with the interests of the Corporation’s shareholders. Shareholder approval of the Restated Plan will also enable the Corporation to grant awards under the Restated Plan that are designed to qualify for special tax treatment under Section 422 of the Code, and to enable the Corporation to maintain both cash-based and equity-based awards granted prior to November 2, 2017 that were intended to be fully deductible as “performance-based compensation” under Code Section 162(m).

Key Features

The following features of the Restated Plan will continue to protect the interests of our shareholders:

•
No liberal share counting. The Restated Plan prohibits the Corporation from re-using shares that are tendered or surrendered to pay the exercise cost or tax obligation of grants (such a practice is an example of a “liberal share counting” provision that is disfavored by many institutional investors). The only shares that are re-used in the Restated Plan are for awards that have been cancelled, forfeited, expired or for awards settled in cash.
•
Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SARs, is ten years.
•
No repricing or grant of discounted stock options. The Restated Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award or by substituting a new award at a lower price. The Restated Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of the Common Stock on the date of grant.
•
Clawback. Awards granted under the Restated Plan are subject to any then current compensation recovery or clawback policy of the Corporation that applies to awards under the Restated Plan.
•
Double-trigger acceleration. Under awards to be granted under the Restated Plan, we do not accelerate vesting of awards that are assumed or replaced by the resulting entity after a change in control unless an employee’s employment is also terminated by the Corporation without cause or by the employee with good reason within two years of the change in control.
•
Minimum Vesting Requirement. The Restated Plan generally provides for a minimum vesting requirement of not less than one year for all award types.
•
Dividends. We do not pay dividends or dividend equivalents on stock options, stock appreciation rights or unearned performance shares subject to vesting requirements or the achievement of performance criteria before such award has become earned and payable.

Summary of the Restated Plan

The principal features of the Restated Plan are summarized below. The following summary of the Restated Plan does not purport to be a complete description of all of the provisions of the Restated Plan. It is qualified in its entirety by reference to the complete text of the Restated Plan, which is attached to this Proxy Statement as Annex A.

Eligibility

Awards may be granted under the Restated Plan to officers, employees, consultants and advisors of the Corporation and its affiliates and to non-employee directors of the Corporation. Incentive stock options may be granted only to employees of the Corporation or its subsidiaries. As of March 13, 2025, approximately 50 individuals were eligible to receive awards under the Restated Plan, including four executive officers and nine non-employee directors.

Administration

The Restated Plan may be administered by the Board of Directors or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of Common Stock authorized for issuance under the Restated Plan is 4,200,000 shares, including 500,000 additional shares of the Corporation’s Common Stock authorized for issuance in connection with the adoption of the Restated Plan. In addition, as of the date of shareholder approval of the Restated Plan, any awards then outstanding under the Predecessor Plan will remain subject to and be paid under the Predecessor Plan and any shares then subject to outstanding awards under the Predecessor Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Restated Plan. Up to 4,200,000 shares, including 500,000 additional shares of the Corporation’s Common Stock authorized for issuance in connection with the adoption of the Restated Plan, may be granted as incentive stock options under Code Section 422. The shares of Common Stock issuable under the Restated Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Restated Plan and thereafter are forfeited to the Corporation, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of Common Stock available for grant under the Restated Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Restated Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of Common Stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of Common Stock available for grant under the Restated Plan. Any shares repurchased by the Corporation with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the Restated Plan.

Awards to Non-employee Directors

No more than $200,000 may be granted in equity-based awards during any one year to a non-employee member of the Board of Directors, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the Common Stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for board service (described below).

Adjustments

If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without receipt of consideration by the Corporation, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Corporation, the number and kind of securities for which stock options and other stock-based awards may be made under the Restated Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Corporation. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Corporation, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Corporation.

Types of Awards

The Restated Plan permits the granting of any or all of the following types of awards:

•
Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

•
Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Restated Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Corporation or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the Restated Plan and any other terms and conditions determined by the Compensation Committee.

•
Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Corporation, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of Common Stock or in cash and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without shareholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Restated Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the Restated Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Corporation to implement such requirements, including the Clawback Policy described above, and any other compensation recovery policies as may be adopted from time to time by the Corporation. As described above, the Clawback Policy authorizes the Corporation, in the event of a Restatement, to recoup other compensation, including equity awards vesting solely based on continued employment, from named executive officers serving in such capacity during the applicable period, as calculated by the Compensation Committee in its sole discretion.

Performance-Based Compensation under Section 162(m)

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, or Tax Reform, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly-held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year unless the compensation qualified as “performance-based.” As a result of Tax Reform, the performance-based compensation exemption under Section 162(m) is no longer awards, except for certain compensation arrangements grandfathered under the Tax Reform. The Restated Plan is designed to preserve the performance-based exception to Section 162(m) to the extent available.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Under the Restated Plan, in the event of a change in control, outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that shareholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions, and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be canceled in exchange for the excess of the per share consideration paid to shareholders in the transaction, minus the option or SARs exercise price.

Subject to the terms of the applicable award agreements, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

•
For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Corporation’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.
•
For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the Corporation other than for cause (which may include a separation from service by the award recipient for good reason if provided in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Corporation’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

“Change in control” is defined under the Restated Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the Restated Plan

If the Restated Plan is approved by the shareholders at the Annual Meeting, unless earlier terminated by the Board of Directors, the Restated Plan will terminate, and no further awards may be granted, on March 6, 2035. The Board may amend, suspend or terminate the Restated Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension or termination of the Restated Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the Restated Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Restated Plan if the Restated Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Restated Plan will be made at the Compensation Committee’s discretion, subject to the terms of the Restated Plan. Therefore, the benefits and amounts that will be received or allocated under the Restated Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this Proxy Statement.

Equity Compensation Plan Table

See “Equity Compensation Plan Information” for a summary as of December 31, 2024, with respect to compensation plans under which equity securities of the Corporation are authorized for issuance.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Restated Plan generally applicable to the Corporation and to participants in the Restated Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Corporation. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the Restated Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Restated Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the Restated Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the Restated Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of Common Stock entitled to vote on the proposal.

THE BOARD UNAMIOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESTATED PLAN.

RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

(Proposal 4)

The Audit Committee, comprised of independent members of the Board, appointed BDO USA, P.C. (“BDO”) as the Corporation’s independent registered public accounting firm beginning in 2020. Shareholder ratification of the selection of BDO as the Corporation’s independent registered public accounting firm is not required by the Corporation’s Amended and Restated Articles of Incorporation or the Bylaws. The Corporation is submitting the selection of BDO to the shareholders for ratification because the Board considers it to be the best practice in corporate governance to do so. Even if the shareholders ratify the Audit Committee’s appointment of independent accountants, the Audit Committee in its discretion may change the appointment at any time if it determines that such change would be in the best interests of the Corporation and its shareholders. If the shareholders do not ratify the appointment of BDO, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, but BDO may still be retained.

Representatives of BDO, the Corporation's independent public accounting firm are expected to be in attendance at the Annual Meeting, and will have the opportunity to make a statement if they wish to do so and will respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BDO RATIFICATION PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2024 with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	1,297,461	N/A	913,103
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,297,461	N/A	913,103

(1)
Does not reflect RSUs or PSUs included in the first column, which do not have an exercise price.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our named executive officers and certain financial performance metrics of the Corporation using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(1)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$2,220,507	$2,018,529	$1,113,053	$1,028,928	$41.80	$438,000
2023	$2,245,643	$1,943,599	$1,049,786	$949,042	$54.60	$(39,928,000)
2022	$1,978,084	$784,965	$862,816	$453,264	$50.20	$3,416,000

(1)
Our PEO for 2022-2024 is J. Brett McBrayer. The non-PEO named executive officers reflected in columns (d) and (e) include the following individuals: Michael G. McAuley (2022-2024) and Samuel C. Lyon (2022-2024).
(2)
The following amounts were deducted from/added to Summary Compensation Table (“SCT”) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (“CAP”) to our PEO and average CAP to our non-PEO named executive officers. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2024	2023	2022
SCT Total	$ 2,220,507	$2,245,643	$1,978,084
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$ (351,202)	$(792,682)	$(1,012,503)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$ 492,185	$542,632	$258,897
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$ (289,142)	$(94,212)	$(473,834)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$ 0	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$ (53,819)	$42,219	$34,321
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$ 0	$0	$0
Compensation Actually Paid	$ 2,018,529	$1,943,599	$784,965

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2024	2023	2022
Average SCT Total	$ 1,113,053	$1,049,786	$862,816
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$ (113,256)	$(288,892)	$(338,100)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$ 158,721	$204,082	$86,453
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$ (111,575)	$(31,859)	$(173,000)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$ 0	$0	$0
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$ (18,015)	$15,925	$15,095
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$ 0	$0	$0
Average Compensation Actually Paid	$ 1,028,928	$949,042	$453,264

DESCRIPTION OF RELATIONSHIP BETWEEN CAP AND PERFORMANCE METRICS

The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Corporation’s TSR during the period 2022-2024.

The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Corporation’s Net Income during the period 2022-2024.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2026 ANNUAL MEETING

Any shareholder who wishes to place a proposal before the 2026 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporation’s Secretary, at its executive offices, not later than December 1, 2025 to have it considered for inclusion in the proxy statement for the Annual Meeting in 2026.

A shareholder that wishes to nominate a director other than a nominee of the Board for consideration at the 2026 Annual Meeting must (i) must notify the Corporation’s Secretary in writing, (ii) the shareholder’s notice must be received at the Corporation’s executive offices not later than February 7, 2026 and (iii) the shareholder’s notice must contain the specific information set forth in the Corporation’s Amended and Restated Bylaws.

If a shareholder otherwise wishes to propose proper business which has not been submitted for possible inclusion in the Corporation’s 2026 proxy materials from the floor for consideration at the 2026 Annual Meeting, the Corporation’s Amended and Restated Bylaws (available on the Corporation’s website at www.ampcopgh.com) provide that (i) the shareholder must notify the Corporation’s Secretary in writing, (ii) the shareholder’s notice must be received at the Corporation’s executive offices not earlier than January 8, 2026 and not later than February 7, 2026 and (iii) the shareholder’s notice must contain the specific information set forth in the Corporation’s Amended and Restated Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks, trustees and other holders of record who are our shareholders may be “householding” our proxy materials and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate copies of a proxy materials or annual report, either now or in the future, please call us at 412-456-4400, or send your request in writing to the following address: Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial owner, you should contact your bank, broker or other holder of record.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the rules of NYSE. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

INCORPORATION BY REFERENCE

The “Report of the Audit Committee” is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Corporation under the Securities Act or the Exchange Act, except to the extent the Corporation specifically incorporates such information by reference.

OTHER MATTERS

The Board does not know of any other business that will be presented for action at the Annual Meeting. Should any other matter come before the meeting; however, action may be taken thereon pursuant to proxies in the form enclosed unless discretionary authority is withheld.

Annex A

AMPCO-PITTSBURGH CORPORATION
2016 OMNIBUS INCENTIVE PLAN
(AS AMENDED AND RESTATED AS OF MAY 13, 2021, MAY 18, 2023 AND MAY [8], 2025)

Ampco-Pittsburgh Corporation, a Pennsylvania corporation, sets forth herein the terms of its 2016 Omnibus Incentive Plan, as follows:

1.PURPOSE

The Plan is intended to enhance the Company’s and its Subsidiaries’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants and Non-Employee Directors to serve the Company and its Subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan.

2.DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

2.2.“Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or cash award under the Plan.

2.3.“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or a Subsidiary to a Grantee that evidences and sets out the terms and conditions of an Award.

2.4.“Board” means the Board of Directors of the Company.

2.5.“Change in Control” shall have the meaning set forth in Section 15.3.2.

2.6.“Code” means the Internal Revenue Code of 1986, as in effect as of the Third Restatement Effective Date or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.7.“Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards intended to constitute “performance-based compensation” under Prior Section 162(m), to the extent required by Prior Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Prior Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.8.“Company” means Ampco-Pittsburgh Corporation, a Pennsylvania corporation, or any successor corporation.

2.9.“Company’s Voting Securities” means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.10.“Common Stock” or “Stock” means a share of Common Stock of the Company, par value $1.00 per share.

2.11.“Consultant” means (i) with respect to any Award granted to a consultant or advisor, intended to be registered on Form S-8 under the Securities Act, any consultant or advisor eligible to receive an award thereunder pursuant to General Instruction A.1(a)(1) or (ii) with respect to any other Award, any Person, except an employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render services to such entity, including as an advisor, pursuant to the terms of a written agreement.

2.12.“Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.13.“Effective Date” means May 5, 2016, the date the Plan was initially approved by the Company’s shareholders.

2.14.“Exchange Act” means the Securities Exchange Act of 1934, as in effect as of the Third Restatement Effective Date or as hereafter amended.

2.15.“Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.16.“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.17.“First Restatement Effective Date” means May 13, 2021.

2.18.“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.19.“Grantee” means a person who receives or holds an Award under the Plan.

2.20.“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.21.“Non-Employee Director” means a member of the Board who is not an employee.

2.22.“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23.“Other Stock-based Award” means Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24.“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.25.“Option Price” means the exercise price for each share of Stock subject to an Option.

2.26.“Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock.

2.27.“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.28.“Person” shall mean an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

2.29.“Plan” means this Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan, as amended from time to time.

2.30.“Predecessor Plan” means the Ampco-Pittsburgh Corporation 2011 Omnibus Incentive Plan.

2.31.“Prior Section 162(m)” shall mean Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97, including the regulations and guidance promulgated in respect of Section 162(m) of the Code as in effect prior to such amendment.

2.32.“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.33.“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10hereof.

2.34.“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.35.“Restriction Period” shall have the meaning set forth in Section 10.1.

2.36.“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.37.“Section 162(m) Grandfather” shall mean the regulations or other guidance promulgated in respect of transition rules under Section 162(m) of the Code, as Section 162(m) of the Code is in effect from time to time on or after the amendment and restatement of the Plan as of the Third Restatement Effective Date, extending the deductibility of Awards intended to be “qualified performance-based compensation” under Prior Section 162(m).

2.38.“Section 409A” means Section 409A of the Code.

2.39.“Securities Act” means the Securities Act of 1933, as in effect as of the Third Restatement Effective Date or as hereafter amended.

2.40.“Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.41.“Service” means service as a Service Provider to the Company or an Subsidiary. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Subsidiary.

2.42.“Service Provider” means an employee, Non-Employee Director or Consultant.

2.43.“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.44.“Subsidiary” means with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other similar business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or such other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or such other business entity.

2.45.“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Subsidiary combines.

2.46.“Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.47.“Termination Date” means the date that is ten (10) years after the Third Restatement Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

2.48.“Third Restatement Effective Date” means March 6, 2025, the date the Plan, as amended and restated, was approved by the Company's Board.

3.ADMINISTRATION OF THE PLAN

3.1.General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14or as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.Award Agreements; Clawbacks.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of all or any part of the gain realized by a Grantee under such Award on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Subsidiary thereof, any confidentiality obligation with respect to the Company or any Subsidiary thereof or otherwise in competition with the Company or any Subsidiary thereof or any policy of the Company or any Subsidiary thereof. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4.Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.Minimum Vesting Period.

All Awards granted under the Plan on or after the First Restatement Effective Date shall be granted with a vesting period of not less than one year from the Grant Date, except for Awards granted with respect to a maximum of five percent of the Shares authorized in the first sentence of Section 4.1.

3.6.No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.7.Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.STOCK SUBJECT TO THE PLAN

4.1.Authorized Number of Shares.

Subject to adjustment under Section 15, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 4,200,000 shares. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.Share Counting.

4.2.1General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1above. In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1above.

4.2.5Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3.Award Limits.

4.3.1Incentive Stock Options

Subject to adjustment under Section 15, 4,200,000 shares of Common Stock available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2Limits on Awards to Non-Employee Directors

No more than $200,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on (x) the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and (y) the applicable grant date fair value for accounting purposes in the case of Options or SARs). Share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her cash retainer or fees for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.2.

5.EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.Term.

The Plan was effective as of the Effective Date’. The Plan shall terminate automatically on the Termination Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s shareholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s shareholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award previously awarded.

6.AWARD ELIGIBILITY AND LIMITATIONS

6.1.Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

6.2.Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or its Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or an Subsidiary. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.TERMS AND CONDITIONS OF OPTIONS

8.1.Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Shareholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.Vesting.

Subject to Section 3.5 and Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of a period not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the shareholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2.Other Terms.

The Board shall determine at the Grant Date, subject to Section 3.5 hereof the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.Rights of Holders of SARs.

An individual holding or exercising an SAR shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock). Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

9.4.Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.5.Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)the number of shares of Stock with respect to which the SAR is exercised.

10.TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restriction Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Subject to Section 3.5hereof, each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restriction Period and additional requirements as determined by the Board. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period or prior to the satisfaction of any other applicable restrictions.

10.2.Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.

10.3.Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.12, holders of Restricted Stock shall have all rights as shareholders of the Company, including voting and dividend rights.

10.4.Rights of Holders of Restricted Stock Units.

10.4.1Settlement of Restricted Stock Units

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 17.12, holders of Restricted Stock Units shall not have rights as shareholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3Creditor’s Rights

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board and subject to Section 409A, in consideration for past Services rendered.

10.6.Delivery of Stock.

Upon the expiration or termination of any Restriction Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in

Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.Performance Awards Granted Under Prior Section 162(m).

Notwithstanding anything to the contrary herein, no provision of the Plan is intended to result in non-deductibility of Awards that were intended to be deductible in accordance with Prior Section 162(m). The Company intends to avail itself of transition relief applicable to such Awards, if any, in connection with Section 162(m) of the Code (including, without limitation, in accordance with the Section 162(m) Grandfather) to the maximum extent permitted by regulations and other guidance promulgated to implement such transition relief. The determination by the Company regarding whether transition relief is available shall be made in its discretion.

13.OTHER STOCK-BASED AWARDS

13.1.Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and, subject to Section 3.5 hereof, all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.3.Rights of Holders of Other Stock-based Awards.

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.12, holders of Other Stock-based Awards shall have rights as shareholders of the Company, including voting and dividend rights.

14.REQUIREMENTS OF LAW

14.1.General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.EFFECT OF CHANGES IN CAPITALIZATION

15.1.Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common Stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s shareholders is not entirely shares of Common Stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to shareholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.Change in Control.

15.3.1Consequences of a Change in Control

For any Awards outstanding as of the date of a Change in Control, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control, unless otherwise provided by the Award Agreement:

(i)To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service by the Company other than for “cause” (which may include a Separation from Service by the Service Provider for “good reason” if provided in the applicable Award Agreement), as such terms are defined in the Award Agreement, then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

15.3.2Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of the Company’s Voting Securities in excess of 50% of the Company’s Voting Securities unless such acquisition has been approved by the Board;

(b) Any election has occurred of persons to the Board that causes the Board to consist of members, of which fewer than two thirds are (i) persons who were members of the Board on the Effective Date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c) The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e) a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.Withholding Taxes.

The Company or an Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Subsidiary, as the case may be, may in its sole discretion, require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of any employment agreement and the Plan, the terms of the employment agreement govern.

17.6.Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include all forms of gender identity, as the context requires.

17.7.Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law, and applicable federal law.

17.9.Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

17.10.Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, death, disability, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.Transferability of Awards.

17.11.1Transfers in General

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to vesting requirements or the achievement of performance criteria be paid before the Award has become earned and payable.

Logo AMPCO-PITTSBURGH CORPORATION C/O BROADRIDGE PO. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING; BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. IF YOU CHOOSE TO CUMULATE VOTES FOR DIRECTORS YOU MUST VOTE BY MAIL. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Ballots will be provided during the meeting. Please follow the instructions for attending the meeting and submitting your vote. VOTE BY PHONE- 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 7, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62164-P25733 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMPCO-PITTSBURGH CORPORATION Vote on DirectorsFor All Withhold All For Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Robert A. DeMichiei 02) William K. Lieberman 03) Laurence E.Paul Vote on Proposals 2.To approve, in a non-binding, advisory vote, the compensation of the named executive officers. 3. To approve the amendment to the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan. 4. To ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for 2025. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are by the filing of this proxy, expressly revoked. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1; AND A VOTE "FOR" ITEMS 2, 3 and 4, To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right, multiply the number of shares held by you by four and vote the result for the nominees listed in any proportion, then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check box unless you want to exercise cumulative voting, NOTE: Signature should conform exactly to name as stenciled hereon, Executors, administrators, guardians, trustees, attorneys and officers signing for a corporation should give full title, For joint accounts each owner must sign, Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 8, 2025: The Notice and Proxy Statement and the Annual Report on Form 10-K of the Corporation are available at http://www.ampcopgh.com/investors;and The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.V62165-P25733 AMPCO-PITTSBURGH CORPORATION Annual Meeting of Shareholders May 8, 2025 10:00 A.M. EDT The undersigned hereby appoints Keith A. Zatawski and Kimberly P. Knox, each of them, as proxies with full power of substitution to vote, as specified on the reverse side, the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION, to be held at the Walnut Room, 4th Floor, The Duquesne Club, 325 Sixth Avenue, Pittsburgh, PA 15222, on Thursday, May 8, 2025, at 10:00 A.M. EDT, and any adjournments thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: "FOR" THE NOMINEES LISTED IN ITEM 1 (OR, IN THE DISCRETION OF THE PROXIES, THE SHARES MAY BE VOTED CUMULATIVELY); "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4. THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage prepaid envelope. ICUMULATE (If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)